EXHIBIT 10.1


                               CREDIT AGREEMENT

                          DATED AS OF MARCH 27, 1997

                                    BETWEEN

                                   THT INC.,

                            SETTERSTIX CORPORATION

                                      AND

                              JACKBURN MFG., INC.

                        (COLLECTIVELY, THE "BORROWERS")

                                      AND

                                FLEET BANK N.A.



                                  $2,000,000
                                   TERM LOAN


                                  $2,000,000
                           REVOLVING CREDIT FACILITY

                               TABLE OF CONTENTS

                                                                         Page(s)
                                                                         -------
ARTICLE I
DEFINITIONS AND RULES OF CONSTRUCTION...................................    1

  Section 1.1.  Definitions.............................................    1
                -----------

  Section 1.2.  General Construction....................................    9
                --------------------

  Section 1.3.  Accounting Terms........................................   10
                ----------------

ARTICLE II
THE LOANS...............................................................   10

  Section 2.1.  Term Loan...............................................   10
                ---------

  Section 2.2.  Revolving Credit Loans..................................   10
                ----------------------

  Section 2.3.  Disbursement of Loans...................................   10
                ---------------------

  Section 2.4.  Repayment of Term Loan..................................   11
                ----------------------

  Section 2.5.  Repayment of Revolving Credit Loans; Extension of
                -------------------------------------------------
                 Revolving Credit Commitment Period.....................   11
                -----------------------------------

  Section 2.6.  Interest................................................   12
                --------

  Section 2.7.  Notes...................................................   13
                -----

  Section 2.8.  Up-Front Fee............................................   13
                ------------

  Section 2.9.  Commitment Fee..........................................   13
                --------------

  Section 2.10. Cancellation or Reduction of Revolving
                 Credit Commitment......................................   14
                ------------------

  Section 2.11. Use of Loan Proceeds....................................   14
                --------------------

ARTICLE III
PLACE AND MANNER OF PAYMENTS; PREPAYMENTS; YIELD PROTECTION.............   14

  Section 3.1.  Place and Manner of Payment.............................   14
                ---------------------------

  Section 3.2.  Optional and Mandatory Prepayments......................   15
                ----------------------------------

  Section 3.3.  Increased Costs.........................................   15
                ---------------

  Section 3.4.  Break Funding Payments..................................   16
                ----------------------

                                      (i)

                               TABLE OF CONTENTS
                                  (Continued)

                                                                        Pages(s)
                                                                        --------
  Section 3.5.  Certificate.............................................   16
                -----------

ARTICLE IV
COLLATERAL..............................................................   16

  Section 4.1.  Security Agreements.....................................   16
                -------------------

  Section 4.2.  [Intentionally omitted].................................   16
                -----------------------

  Section 4.3.  Assignment of Material Equipment Leases.................   16
                ---------------------------------------

  Section 4.4.  Subsidiaries............................................   16
                ------------

  Section 4.5.  Further Assurances......................................   17
                ------------------

ARTICLE V
REPRESENTATIONS AND WARRANTIES..........................................   17

  Section 5.1.  Representations and Warranties of the Borrowers.........   17
                -----------------------------------------------

  Section 5.2.  [Intentionally omitted].................................   22
                -----------------------

  Section 5.3.  Representations and Warranties Regarding
                ----------------------------------------
                 Hazardous Materials....................................   23
                --------------------

ARTICLE VI
CONDITIONS PRECEDENT....................................................   24

  Section 6.1.  Conditions to the Initial Loan..........................   24
                ------------------------------

  Section 6.2.  Conditions Precedent to Each Loan.......................   26
                ---------------------------------

ARTICLE VII
COVENANTS...............................................................   26

  Section 7.1.  Affirmative Covenants...................................   26
                ---------------------

  Section 7.2.  Negative Covenants......................................   31
                ------------------

  Section 7.3.  Financial Covenants.....................................   35
                -------------------

  Section 7.4.  Change of Fiscal Year...................................   36
                ---------------------

ARTICLE VIII
EVENTS OF DEFAULT.......................................................   36

                                     (ii)

                               TABLE OF CONTENTS
                                  (Continued)

                                                                         Page(s)
                                                                         -------
  Section 8.1.  Events of Default.......................................   36
                -----------------

  Section 8.2.  Review of Borrowers' Operations.........................   38
                -------------------------------

ARTICLE IX
MISCELLANEOUS...........................................................   38

  Section 9.1.  Notices.................................................   38
                -------

  Section 9.2.  Expenses; Indemnification...............................   39
                -------------------------

  Section 9.3.  Amendments and Modifications............................   39
                ----------------------------

  Section 9.4.  Waivers.................................................   39
                -------

  Section 9.5.  Cumulative Remedies.....................................   40
                -------------------

  Section 9.6.  Successors and Assigns..................................   40
                ----------------------

  Section 9.7.  Survival................................................   40
                --------

  Section 9.8.  Usury...................................................   40
                -----

  Section 9.9.  Governing Law...........................................   40
                -------------

  Section 9.10. Submission to Jurisdiction..............................   40
                --------------------------

  Section 9.11. WAIVER OF JURY TRIAL....................................   41
                --------------------

  Section 9.12. Set-Off, Etc............................................   41
                ------------

  Section 9.13. Severability............................................   41
                ------------

  Section 9.14. Termination.............................................   41
                -----------

  Section 9.15. Counterparts............................................   42
                ------------

  Section 9.16. Limitation..............................................   42
                ----------

EXHIBITS:

Exhibit A-1        Form of Borrowing Notice (Term Loan)
Exhibit A-2        Form of Borrowing Notice (Revolving Credit Loans)

                                     (iii)

                               TABLE OF CONTENTS
                                  (Continued)

                                                                         Page(s)
                                                                         -------
Exhibit A-3          Form of Interest Notice
Exhibit B-1          Form of Term Note
Exhibit B-2          Form of Revolving Note
Exhibit C            Form of Request to Extend the Revolving
                      Credit Commitment Period
Exhibit D            Form of Borrowing Base Report

SCHEDULES:

Schedule 5.1(b)      Stockholders of each Borrower
Schedule 5.1(o)      Patents/Trademarks of each Borrower
Schedule 5.1(p)      Location of Offices and Collateral
Schedule 5.1(q)      Assumed Names; Former Names
Schedule 5.3(a)      Hazardous Materials
Schedule 7.2(a)(ii)  Existing Subordinated Debt of each Borrower
Schedule 7.2(b)      Existing Permitted Liens of each Borrower
Schedule 7.2(e)      Existing Permitted Loans by each Borrower

                                     (iv)

    CREDIT AGREEMENT dated as of March 27, 1997 among THT Inc., a Delaware corporation, Setterstix Corporation, a Delaware corporation, and Jackburn Mfg., Inc., a Pennsylvania corporation (each being a "Borrower" and, collectively, the
                                                --------
"Borrowers") and Fleet Bank N.A. (the "Bank").
 ---------                             ----

    WHEREAS, the Borrowers have requested the Bank to provide to them, and the Bank is willing subject to and upon the terms and conditions hereinafter set forth to make available to the Borrowers, the credit facilities provided for herein;

    NOW, THEREFORE, the Borrowers and the Bank agree as follows:

                                   ARTICLE I
                     DEFINITIONS AND RULES OF CONSTRUCTION



    Section 1.1.  Definitions.  Each of the following terms as used herein has
                  -----------
the meaning set forth for it below:

    "Accounting Changes" means: (i) changes in accounting principles required by
     ------------------
the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and (ii) changes in accounting principles recommended and implemented by the Borrowers' certified public accountants.

    "Affiliate" means, with respect to any specified Person, (i) each Person
     ---------
that, directly or indirectly, owns or controls 5% or more of any class of voting stock of such specified Person, (ii) each Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person or any Affiliate of such Person, (iii) each general partner of such specified Person that is a partnership, (iv) any officer or director of such specified Person and (v) each spouse, child or parent of any Person specified in clauses (i) through (iv) above living in the same household as such specified Person. For purposes of this definition, "control" of a Person means the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through ownership of voting securities, by contract or otherwise.

    "Bank" has the meaning set forth in the preamble.
     ----

    "Bank's Office" means the office of the Bank at 1133 Avenue of the Americas,
     -------------
New York, New York 10036, or at such other location that the Bank has notified to the Borrower's in accordance with Section 9.1.

    "Bankruptcy Code" means 11 U.S.C. (S)(S) 101, et seq., as amended from time
     ---------------                              -- ---
to time, and any successor statute.

    "Base Rate" means, for any day, a rate per annum equal to the greater of (a)
     ---------
the Prime Rate in effect on such day and (b) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. Any change in the Base Rate due to a change in the Prime Rate or the Federal Funds

Effective Rate shall be effective from and including the effective date of such change in the Prime Rate or the Federal Funds Effective Rate, respectively.

    "Borrower" has the meaning set forth in the preamble.
     --------

    "Borrowing Base" means an amount equal to the sum of (i) 50% of the lower of
     --------------
cost (on a first-in first-out basis) or market value of all Eligible Inventory plus (ii) 80% of the amount due on all Eligible Accounts Receivable (net of any discounts, credits, rebates, allowances or setoffs).

    "Borrowing Base Report" has the meaning specified in Section 7.1(c)(i).
     ---------------------

    "Borrowing Date" means any day on which a Loan is made to each Borrower.
     --------------

    "Borrowing Notice" has the meaning specified in Section 2.3.
     ----------------

    "Business Day" means (a) for all purposes other than as covered by clause
     ------------
(b) below, any day other than (i) Saturday, Sunday or a legal holiday in New York, New York or (ii) any other day on which banking institutions in New York, New York are authorized by law or by government decree to close and (b) with respect to all notices and determinations in connection with, and payments of principal and interest on, Eurodollar Loans, any day which is a Business Day described in clause (a) and which is also a day for trading by and between banks in the London interbank market.

    "Capital Lease" means any lease under which there arise Capitalized Lease
     -------------
Obligations.

    "Capitalized Lease Obligations" means any obligations under a conditional
     -----------------------------
sale or other title retention agreement and the aggregate rental obligations under any lease which, under GAAP, are required to be capitalized on the books of the Borrowers or their Subsidiaries taken at the amount thereof accounted for as indebtedness (net of imputed interest expense) in accordance with such principles.

    "Collateral" means all property of the Obligors in which the Bank has a Lien
     ----------
pursuant to any Security Document, including without limitation the accounts receivable, inventory, machinery, and equipment and intellectual property owned by any Obligor.

    "Commitment" means the Revolving Credit Commitment or the Term Loan
     ----------
Commitment; and "Commitments" means the Revolving Credit Commitment and the Term
                 -----------
Loan Commitment, collectively.

    "Commitment Fee" means the commitment fee payable pursuant to Section 2.9.
     --------------

    "Debt" means, as to any Person, without duplication, (i) all indebtedness
     ----
(including principal, interest and fees) of such Person for borrowed money or for the deferred purchase price of property (other than trade payables incurred in the ordinary course of business), (ii) all indebtedness of such Person evidenced by promissory notes, drafts, bonds, debentures or similar instruments,
(iii) the face amount of all outstanding letters of credit issued for the account of such Person and (without duplication) all drafts drawn thereunder,
(iv) all obligations of such Person under Interest Rate Agreements, (v) all liabilities for money borrowed secured by any Lien on any property owned by such Person, whether or not such liabilities have been assumed by such

Person, (vi) the aggregate amount of any Capitalized Lease Obligations of such Person and (vii) all guarantees by such Person, or contingent obligations of such Person, with respect to any Debt referred to in clauses (i) through (vi) above of any other Person.

    "Default" means an Event of Default or any event or circumstance which, with
     -------
the giving of notice or the lapse of time, or both, would be an Event of Default.

    "Determination Period" means, for any fiscal quarter, such fiscal quarter
     --------------------
and the immediately preceding three fiscal quarters.

    "Disposition" means any sale transfer or other disposition by any Borrower
     -----------
or any of its Subsidiaries to any Person (other than to any Borrower or any of its Subsidiaries) of any asset or property of any Borrower or any of its Subsidiaries.

    "Distribution" means (i) any dividend, distribution or other payment by any
     ------------
Borrower or any Subsidiary thereof on or with respect to any share of the capital stock of such Borrower or such Subsidiary, (ii) the purchase or redemption by any Borrower or any Subsidiary thereof, directly or indirectly, of any share of the capital stock of such Borrower or such Subsidiary and (iii) any other payment or distribution by any Borrower or any Subsidiary thereof to any of its shareholders on or in respect of any shares of the capital stock of such Borrower or any Subsidiary thereof.

    "Dollars" and the sign "$" mean the lawful currency of the United States of
     -------                -
America.

    "EBITDA" has the meaning specified in Section 7.3(a).
     ------

    "Effective Date" means the date on which this Agreement is executed by the
     --------------
Borrowers and the Bank.

    "Eligible Account Receivable" means an account receivable of Jackburn or
     ---------------------------
Setterstix in which the Bank has a perfected Lien subject to no other Liens and which meets each of the following requirements: (a) such Borrower has a good, marketable and undisputed title to such account receivable, free and clear of any Liens other than Liens in favor of the Bank; (b) such account receivable is payable in Dollars and the obligations of the account debtor under such account receivable are not evidenced by a promissory note or other negotiable instrument (except for any such note or instrument which has been pledged to the Bank); (c) the account debtor on such account receivable (i) is a resident of the United States or Canada, an entity organized under the laws of the United States or Canada, or an office or branch, located in the United States or Canada, of a non-U.S. entity (or is a non-U.S. resident and such account receivable is covered by a letter of credit in favor of such Borrower issued or confirmed by a United States bank or a U.S. office of a non-U.S. bank duly authorized to issue or confirm such letter of credit), (ii) is not an Affiliate of such Borrower,
(iii) is not presently and was not during the immediately preceding 360 days in default in the payment of any account receivable on which such Person is an account debtor (except for any failure to pay resulting from a bona fide
                                                               ---- ----
dispute), and (iv) is not the subject of any bankruptcy or insolvency proceeding of any kind and the creditworthiness of such account debtor is not otherwise known to such Borrower as risky; and (d) the account receivable is evidenced by an invoice dated on or about the date that shipment, delivery or performance was made or rendered to the account debtor and (i) the account receivable is not more than seventy-five (75) days past due and (ii) no more than one hundred five
(105) days have
elapsed from the invoice date of such invoice; provided, however, that (1) if
                                               --------  -------
the Bank reasonably determines in good faith (after notice to and consultation with such Borrower) that an account debtor on an account receivable is not acceptable to the Bank, no account receivable of such account debtor shall be an Eligible Account Receivable after the 14th day following the giving of such notice to such Borrower and (2) unless the Bank agrees otherwise in writing, if any one Person and its or his Affiliates are the account debtors on accounts receivable of any Borrower aggregating more than 25% of such Borrower's accounts receivable, such accounts receivable shall be Eligible Accounts Receivable only to the extent of 25% of such accounts receivable. No accounts receivable in excess of $10,000 in the aggregate for which the account debtor is the United States government or any agency or department thereof shall in any event be Eligible Accounts Receivable unless all requirements of the Assignment of Claims Act applicable to the grant to the Bank of a Lien on such accounts receivable shall have been complied with so as to make such Lien valid, perfected and enforceable as against the account debtor.

    "Eligible Inventory" means all inventory of Jackburn or Setterstix of
     ------------------
merchantable quality which is held at locations specified in Schedule 5.1(s) (or at other locations to the extent permitted herein) or which is in transit and in which the Bank has a Lien pursuant to a Security Agreement, subject to no other Liens; provided, however, that there shall in any event be excluded from
       --------  -------
Eligible Inventory (i) all items of inventory which are not held by such Borrower, (ii) all inventory which is not manufactured, sold or consumed by such Borrower in the ordinary course of its business, (iii) all inventory constituting maintenance and supplies inventory of such Borrower, (iv) all customized finished inventory held by such Borrower for more than 90 days (in the case of such inventory for which there are no firm orders) or more than 180 days (in the case of such inventory for which there are bona fide firm orders from Persons who are not Affiliates of such Borrower), (v) excess inventory or inventory which is not readily marketable, and (vi) inventory which is held by such Borrower on consignment.

    "Employee Benefit Plan" means an employee benefit plan which is covered by
     ---------------------
Title IV of ERISA or is subject to the minimum funding standards under Section 412 of the IRC and is maintained (i) by any Borrower or any of its Subsidiaries or any ERISA Affiliate or (ii) pursuant to a collective bargaining agreement or other arrangement under which any Borrower or any of its Subsidiaries or any ERISA Affiliate is making or accruing an obligation to make contributions.

    "Environmental Laws" means any and all federal, state and local statutes,
     ------------------
laws, regulations, rules, ordinances, codes, licenses, permits, judgments, orders, decrees or governmental restrictions now or hereafter in effect relating to Hazardous Materials or to the pollution or protection of the environment or the release of any Hazardous Materials into the environment or other environmental matters, including (without limitation) the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Resource Conservation and Recovery Act of 1976, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Hazardous Materials Transportation Act and the Toxic Substances Control Act, in each case as amended.

    "Equipment Lease Assignment" has the meaning specified in Section 4.3.
     --------------------------

    "ERISA" means the Employee Retirement Income Security Act of 1974, as
     -----
amended, and all regulations thereunder.

    "ERISA Affiliate" means any Person who is a member of a group that is
     ---------------
controlled by or under common control with any Borrower or any Subsidiary of any Borrower and who together with such Borrower or such Subsidiary is required to be treated as a single employer under Section 414(b), (c), (m) or (o) of the IRC.

    "ERISA Termination Event" means (i) the withdrawal of any Borrower, any
     -----------------------
Subsidiary of any Borrower or any ERISA Affiliate from an Employee Benefit Plan during a plan year in which it was a "substantial employer" (as defined in Section 4001(a)(2) of ERISA) with respect to such Employee Benefit Plan and is or would be subject to liability under Section 4063 of ERISA, or (ii) the filing with the PBGC of a notice of intent to terminate an Employee Benefit Plan or the treatment of an Employee Benefit Plan amendment as a termination under Section 4041 of ERISA, or (iii) receipt of notice of an application by PBGC to institute proceedings to terminate an Employee Benefit Plan pursuant to Section 4042 of ERISA, or (iv) the partial or complete withdrawal by any Borrower, any Subsidiary of any Borrower or any ERISA Affiliate of any Borrower or Subsidiary from a Multiemployer Plan or receipt by any Borrower or any Subsidiary of any Borrower of notice of "withdrawal liability" pursuant to Section 4202 of ERISA or (v) any other event or condition which might constitute grounds under Section 4041 of ERISA for the termination of, or the appointment of a trustee or administrators for, any Employee Benefit Plan.

    "Eurodollar Rate" means, with respect to any Eurodollar Loan for any
     ---------------
Interest Period, an interest rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate.

    "Event of Default" means any of the events specified in Section 8.1.
     ----------------

    "Federal Funds Effective Rate" means, for any day, the weighted average
     ----------------------------
(rounded upwards, if necessary, to the next 1/100 of 1%) of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average (rounded upwards, if necessary, to the next 1/100 of 1%) of the quotations for such day for such transactions received by the Bank from three Federal funds brokers of recognized standing selected by it.

    "GAAP" means generally accepted accounting principles consistently applied.
     ----

    "Hazardous Materials" means any and all hazardous toxic substances or
     -------------------
related materials, including, without limitation, any substance defined or treated as a "hazardous substance" or "toxic substance" (or comparable term) under any Environmental Law.

    "Insurance Recovery" means the receipt of any cash payments by any Borrower
     ------------------
or any of its Subsidiaries from its insurers by reason of theft, physical destruction or damage or other similar event (including condemnation proceedings or the exercise of eminent domain) with respect to any Collateral or real estate of any Borrower or any of its Subsidiaries.

    "Interest Coverage Ratio" has the meaning specified in Section 7.3(b).
     -----------------------

    "Interest Expense" means, with respect to any period, (i) all interest
     ----------------
(including imputed interest on Capitalized Lease Obligations) accrued during such period on Debt of THT and its

Subsidiaries (on a consolidated basis after excluding intercompany items), plus
(ii) any fees or commissions and net losses amortized during such period under any Interest Rate Agreement of THT or any of its Subsidiaries, minus (iii) any net gains under any such Interest Rate Agreement during such period.

    "Interest Period" means with respect to any Eurodollar Loan, the period
     ---------------
commencing on the Borrowing Date thereof and ending on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter, as any Borrower may elect; provided, that (i) if any Interest Period
                                       --------
would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (ii) any Interest Period pertaining to a Eurodollar Loan that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month of such Interest Period, (iii) no Interest Period shall extend beyond March 31, 2002 and no Interest Period for a Revolving Credit Loan shall extend beyond the Revolving Credit Expiration Date and (iv) the initial Interest Period for any Loan shall commence on the Borrowing Date thereof (including the date of any conversion pursuant to Section 2.6(a)) and each Interest Period occurring thereafter in respect of such Loan shall commence on the day on which the next preceding Interest Period expires.

    "Interest Rate Agreement" shall mean any interest rate agreement, any
     -----------------------
interest rate cap agreement, any interest rate collar agreement or similar agreement or arrangement designed to protect any Borrower or any Subsidiary of any Borrower against fluctuations in interest rates.

    "IRC" means the Internal Revenue Code of 1986, as amended from time to time,
     ---
and any successor statute.

    "Jackburn" means Jackburn Mfg., Inc., a Pennsylvania corporation.
     --------

    "Jackburn Business" means the business of manufacturing, marketing and
     -----------------
selling fabricated steel products, and the assets (tangible and intangible) associated therewith.

    "Leased Premises" mean any manufacturing and distribution plants and other
     ---------------
facilities now or hereafter occupied by any Borrower or any Subsidiary of any Borrower as lessee.

    "Lessor Consent" has the meaning specified in Section 4.3.
     --------------

    "LIBO Rate" means, with respect to any Eurodollar Loan for any Interest
     ---------
Period, the rate at which Dollar deposits of $100,000 and for a maturity comparable to such Interest Period are offered by the principal London office of the Bank in immediately available funds in the London interbank market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such Interest Period.

    "Lien" means any lien, mortgage, security interest, pledge, encumbrance,
     ----
charge, factoring arrangement or conditional sale or other title retention arrangement.

    "Loan" means each Revolving Credit Loan or the Term Loan; and "Loans" means
     ----                                                          -----
the Revolving Credit Loans and the Term Loan, collectively.

    "Loan Document" means this Agreement, each Note, and each Security Document;
     -------------
and "Loan Documents" means all of the foregoing, collectively.
     --------------

    "Material Equipment Lease" means any lease having a term of more than one
     ------------------------
year (or which may be extended or renewed at the option of the lessor or the lessee for a term of more than one year) pursuant to which there is leased or subleased any equipment or fixtures to an Obligor and under which such Obligor is required to make annual rental payments in excess of $20,000.

    "Multiemployer Plan" means any Employee Benefit Plan which is a
     ------------------
"multiemployer plan" as defined in Section 4001(a)(3) of ERISA.

    "Net Cash Proceeds" means, with respect to any Disposition, the aggregate
     -----------------
cash payments resulting therefrom (including deferred payments whether received under a promissory note or otherwise and including any payments under non-compete or similar agreements) net of (a) cash expenses of sale (including commissions and brokers fees) and (b) taxes paid or payable as a result thereof over and above the taxes which would otherwise have been payable in the absence of such Disposition.

    "Note" means the Revolving Credit Note or the Term Note; and "Notes" means
     ----                                                         -----
the Revolving Credit Note and the Term Note, collectively.

    "Obligations" means the obligations of each Obligor under the Loan Documents
     -----------
to which it is a party, including the obligation to pay all indebtedness, contingent or otherwise, to the Bank incurred or guaranteed by such Obligor thereunder.

    "Obligor" means each Borrower and any other Person party to a Security
     -------
Document (other than the Bank).

    "Owned Premises" mean all real estate and improvements thereon now owned or
     --------------
hereafter acquired by any Borrower or any Subsidiary of any Borrower and used or intended to be used by it in the operations of such Borrower or Subsidiary.

    "Patents/Trademarks" means patents, patent rights, inventions, processes,
     ------------------
trade secrets, trademarks, trademark rights, trade names, service marks and statutory and common law copyrights.

    "PBGC" means the Pension Benefit Guaranty Corporation and any successor
     ----
thereto.

    "Permitted Liens" means Liens specified in clauses (i) through (xii) to
     ---------------
Section 7.2(b).

    "Person" means an individual, partnership, corporation (including a business
     ------
trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or political subdivision thereof or any agency or instrumentality of such government or political subdivision.

    "Prime Rate" means the rate of interest per annum publicly announced from
     ----------
time to time by the Bank as its prime rate in effect at its principal office in New York City; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective.

    "Prohibited Transaction" means any transaction described in Section 406(b)
     ----------------------
or ERISA or Section 4975(c) of the IRC with respect to any Employee Benefit
Plan.

    "Quarterly Date" means each March 31, June 30, September 30, and December
     --------------
31.

    "Regulatory Change" means (a) the adoption of any law, rule or regulation
     -----------------
after the date of this Agreement, (b) any change in any law, rule or regulation or in the interpretation or application thereof by any Governmental Authority after the date of this Agreement or (c) compliance by the Bank (or by the Bank's holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the date of this Agreement.

    "Reportable Event" means the occurrence with respect to any Employee Benefit
     ----------------
Plan of an event described in Section 4043 of ERISA.

    "Restricted Payment" means (i) any Distribution or (ii) any payment by any
     ------------------
Borrower or any Subsidiary of any Borrower in respect of any warrant or option for the capital stock of any Borrower or any Subsidiary of any Borrower.

    "Revolving Credit Commitment" has the meaning specified in Section 2.2.
     ---------------------------

    "Revolving Credit Commitment Period" means the period commencing on the
     ----------------------------------
Effective Date and ending on the Revolving Credit Expiration Date, or such earlier date on which the Revolving Credit Commitment shall terminate or be cancelled pursuant to the provisions hereof.

    "Revolving Credit Expiration Date" means the second anniversary of the date
     --------------------------------
of this Agreement or such later date to which the Revolving Credit Commitment Period is extended pursuant to Section 2.5(b).

    "Revolving Credit Loan" has the meaning specified in Section 2.2.
     ---------------------

    "Revolving Credit Note" has the meaning specified in Section 2.7(b).
     ---------------------

    "Security Agreement" has the meaning specified in Section 4.1.
     ------------------

    "Security Document" means each Security Agreement and Equipment Lease
     -----------------
Assignment executed and delivered by any Borrower or any Subsidiary thereof, including any agreement, document or instrument delivered pursuant to Sections
4.4 and 4.5.

    "Setterstix" means Setterstix Corporation, a Delaware corporation.
     ----------

    "Setterstix Business" means the business of manufacturing, marketing rolled
     -------------------
paper products, and the assets (tangible and intangible) associated therewith.

    "Solvent" means, when used with respect to any Person, that (a) the fair
     -------
salable value of all assets of such Person exceeds the amount that will be required to pay the probable liability on its debts (including contingent liabilities); (b) such Person does not have unreasonably small capital to carry out its business as now conducted and as proposed to be conducted by it, including its capital needs; (c) such Person has not incurred liabilities which are beyond its ability to pay as they become due; and (d) such Person is not "insolvent" as such term is defined in Section 101(31) of the Bankruptcy Code.

    "Statutory Reserve Rate" means a fraction (expressed as a decimal), the
     ----------------------
numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Federal Reserve Board to which the Bank is subject with respect to the Eurodollar Rate, for eurocurrency funding (currently referred to as "Eurocurrency Liabilities" in Regulation D of the Board). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurodollar Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to the Bank under such Regulation D or any comparable regulation. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

    "Stock Repurchase" means (a) the redemption of up to $2,000,000 of THT's 14%
     ----------------
perpetual preferred stock from PH II Holdings, Inc. and (b) the repurchase of up to 575,000 shares of THT's common stock from the holders thereof at no more than $2.76875 per share.

    "Subsidiary" of any Person means any corporation or other entity more than
     ----------
50% of any class of the voting shares or units of which are owned directly by such Person and/or by one or more of the Subsidiaries of such Person, and a "wholly-owned Subsidiary" of any Person shall mean a Subsidiary of such Person
------------------------
all of the outstanding capital stock or units of which (other than directors' qualifying shares) are owned by such Person.

    "Tax Sharing Agreement" means the Tax Sharing Agreement dated December 19,
     ---------------------
1990, among the Borrowers and any other party pursuant to which the Borrowers and such other party have agreed to file consolidated income tax returns.

    "Term Loan" has the meaning specified in Section 2.1.
     ---------

    "Term Loan Commitment" means the obligation of the Bank to make the Term
     --------------------
Loan.

    "Term Note" has the meaning specified in section 2.7(a).
     ---------

    "THT" means THT Inc., a Delaware corporation.
     ---

    "UCC" means the Uniform Commercial Code as in effect from time to time in
     ---
any relevant jurisdiction.

    "Unused Revolving Credit Commitment" means, the excess, if any, of (i) the
     ----------------------------------
Revolving Credit Commitment over (ii) the outstanding Revolving Credit Loans.

    "Up-Front Fee" has the meaning specified in Section 2.8.
     ------------

    Section 1.2.  General Construction.  (a) Unless otherwise expressly
                  --------------------
specified herein, defined terms denoting the singular number, when in the plural form, denote the plural number of the matter or item to which such defined terms refer; (ii) all references herein to Articles, Sections, Annexes, Exhibits and Schedules are to the Articles and Sections of, and Annexes,

Exhibits and Schedules to, this Agreement, as amended from time to time; (iii) the words "hereof," "hereunder" and similar words refer to this Agreement as a whole; (iv) all references herein to a Loan Document are to such Loan Document as amended from time to time; and (v) all references herein to times of day are to New York City time. (b) Words of the neuter gender mean and include correlative words of the masculine and feminine gender. (c) The Table of Contents and Article and Section headings used in this Agreement are for convenience only and shall not affect the meaning or construction of any provision of this Agreement.

    Section 1.3.  Accounting Terms.  (a) All accounting terms not specifically
                  ----------------
defined herein shall be construed in accordance with GAAP consistently applied. In the event that any Accounting Changes occur and such changes result in a change in the method of calculation of financial covenants, standards or terms in this Agreement, then the Borrowers and the Bank agree to enter into negotiations in order to amend such provisions of this Agreement so as to equitably reflect such Accounting Changes with the desired result that the criteria for evaluating the Borrowers' financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made.
(b) All financial items of any Borrower specified in this Agreement shall be determined on a consolidated basis for such Borrower and its Subsidiaries after excluding all intercompany items.

                                  ARTICLE II
                                   THE LOANS

    Section 2.1.  Term Loan.  Subject to the terms and conditions of this
                  ---------
Agreement, the Bank agrees to lend to the Borrowers on or before March 31, 1997, the sum of $2,000,000 (the "Term Loan"). The obligation of the Bank to make any
                            ---------
Loan hereunder shall terminate on March 31, 1997, if the Term Loan is not made on or before that date.

    Section 2.2.  Revolving Credit Loans.  Subject to the terms and conditions
                  ----------------------
of this Agreement, the Bank agrees to make revolving credit loans to the Borrowers (each a "Revolving Credit Loan" and collectively the "Revolving Credit
                   ---------------------                        ----------------
Loans") from time to time during the Revolving Credit Commitment Period in an
-----
aggregate principal amount not exceeding $2,000,000 (as reduced or terminated from time to time, the "Revolving Credit Commitment") at any one time
                        ---------------------------
outstanding; provided, however, that the Bank shall not be required to make any
             --------  -------
Revolving Credit Loan (i) prior to making the Term Loan or (ii) if after giving effect to such Revolving Credit Loan the aggregate outstanding principal amount of all Revolving Credit Loans would exceed the Borrowing Base (as reflected in the then most recent Borrowing Base Report delivered to the Bank). During the Revolving Credit Commitment Period, any Borrower may borrow pursuant to this Article, prepay pursuant to Section 3.2 and re-borrow from the Bank pursuant to this Article the amount of the Unused Revolving Credit Commitment. The Revolving Credit Commitment shall terminate on the Revolving Credit Expiration Date.

    Section 2.3.  Disbursement of Loans.  (a) Whenever any Borrower wishes to
                  ---------------------
borrow hereunder such Borrower shall give to the Bank prior notice (a "Borrowing
                                                                       ---------
Notice") of at least one Business Day in the case of a borrowing of Base Rate
------
Loans and at least three Business Days in the case of a borrowing of Eurodollar Loans, in each case, substantially in the form of Exhibit A-1 (in the case of the Term Loan) or A-2 (in the case of a Revolving Credit Loan). Each Borrowing Notice shall specify the amount of the requested Loan and the proposed Borrowing Date (which shall be a Business Day) and, in the case of a borrowing of Eurodollar Loans, the duration of the initial Interest Period applicable to such Loans. Each Borrowing Notice shall be given to the Bank by telephone or in writing, provided that if notice is given by telephone such Borrower shall promptly confirm such notice in writing. The Term Loan shall be for the total amount of the Term Loan Commitment and each Revolving Credit Loan which is not for the full amount of the Unused Revolving Credit Commitment shall be in a principal amount of $100,000 or an integral multiple thereof. The Bank will make the proceeds of the Loan specified in such Borrowing Notice available to such Borrower by depositing such proceeds in such Borrower's demand deposit account at the Bank's Office or as otherwise directed in writing by such Borrower.

    (b) Each Borrowing Notice by any Borrower shall constitute a representation and warranty by the Borrowers that on the Borrowing Date for the Loan requested in such Borrowing Notice and after giving effect thereto (i) there exists no Default hereunder and (ii) the representations and warranties set forth in Sections 5.1, 5.2 and 5.3 are and shall be true and correct in all material respects as of such Borrowing Date with the same effect as though made on such Borrowing Date (except for any such representations and warranties which by their terms expressly relate to the date of this Agreement only). Each Borrowing Notice by any Borrower shall be irrevocable.

    Section 2.4.  Repayment of Term Loan.  (a) The Borrowers, jointly and
                  ----------------------
severally, agree to repay the principal amount of the Term Loan in twenty (20) consecutive quarterly installments on each Quarterly Date, commencing June 30, 1997, each such installment of principal to be in an amount equal to $100,000; provided that the entire amount of the Term Loan outstanding on March 31, 2002, shall be due and payable on that date. Amounts of the Term Loan repaid may not be reborrowed.

    (b) In addition to the repayments above, the Borrowers, jointly and severally, agree to prepay the Term Loan to the extent required by Section 3.2(c).

    Section 2.5.  Repayment of Revolving Credit Loans; Extension of Revolving
                  -----------------------------------------------------------
Credit Commitment Period.  (a) The Borrowers, jointly and severally, agree to
------------------------
repay the aggregate principal amount of all Revolving Credit Loans then outstanding on the Revolving Credit Expiration Date.

    (b) The Revolving Credit Commitment Period may, if the Bank so consents, be extended for additional 364-day periods thereafter in accordance with the provisions of this Section 2.5(b). If the Borrowers wish to extend the Revolving Credit Commitment Period for an additional 364-day period, they shall deliver to the Bank at least 60 days prior to the then scheduled Revolving Credit Expiration Date a notice in writing, substantially in the form of Exhibit C, requesting such extension. If the Borrowers request such extension, the Bank shall advise the Borrowers in writing, no later than 30 days prior to the then scheduled Revolving Credit Expiration Date whether or not the Bank consents to such 364-day extension. If the Bank fails to affirmatively indicate in writing as aforesaid its consent to such extension, it shall be deemed not to have consented to such extension. If the Bank shall have affirmatively consented to an extension of the Revolving Credit Commitment Period requested by the Borrowers and shall have so notified the Borrowers in writing at least 30 days prior to the then scheduled Revolving Credit Expiration Date, the Revolving Credit Commitment Period shall be extended for an additional 364 days beyond the then scheduled Revolving Credit Expiration Date and the Revolving Credit Expiration Date shall be the last day of the Revolving Credit Commitment Period as so extended. The Bank shall have no obligation whatsoever to consent to any extension of the Revolving Credit Commitment Period, and may withhold its consent in its sole and absolute discretion. Notwithstanding the occurrence of the Revolving Credit Expiration Date, the rights and obligations of the parties hereto (except for the obligations of the Bank to make Revolving Credit Loans) shall remain in full force and effect until the payment in full of the Loans and satisfaction of all other Obligations of each Borrower hereunder.

    (c) In addition to the repayments above, the Borrowers, jointly and severally, agree to repay the Revolving Credit Loans to the extent required by
Section 3.2(b) and (d).

    Section 2.6.  Interest.  (a) Each Loan initially shall be either a Base Rate
                  --------
Loan or a Eurodollar Loan as specified in the applicable Borrowing Notice and, in the case of a Eurodollar Loan shall have an initial Interest Period as specified in such Borrowing Notice. Thereafter, the Borrowers may elect to convert such Loan to a different type or to continue such Loan and, in the case of an Eurodollar Loan, may elect Interest Periods therefor, all as provided herein. The Borrowers may elect different options with respect to different portions of the Loans; provided, that each Loan or portion thereof which is to
                       --------
be a Eurodollar Loan shall be in an aggregate principal amount of at least $100,000. To make an election, any Borrower shall notify the Bank of such election by telephone or in writing (each an "Interest Notice") by the time that
                                              ---------------
a Borrowing Notice would be required under Section 2.3 if such Borrower were requesting a borrowing of the type resulting from such Interest Notice to be made on the effective date of such Interest Notice, provided that if notice is given by telephone such Borrower shall promptly confirm such notice in writing. Upon determining the Eurodollar Rate for any Interest Period, the Bank shall promptly notify the Borrowers thereof. Each Interest Notice by any Borrower shall be irrevocable.

    (b) Each Interest Notice shall specify the following information: (i) the Loans to which such Interest Notice applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each option, (ii) the effective date of the election made pursuant to such Interest Notice which shall be a Business Day, (iii) whether the resulting Loans shall be Base Rate Loans or Eurodollar Loans and (iv) if the resulting Loan is a Eurodollar Loan, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term "Interest Period". If any such Interest Notice requests a Eurodollar Loan but does not specify an Interest Period, then the Borrowers shall be deemed to have selected an Interest Period of one month's duration. The Borrowers may not have more than four Interest Periods in effect at any one time.

    (c) If the Borrowers fail to deliver a timely Interest Notice with respect to a Eurodollar Loan prior to the end of the Interest Period applicable thereto, then, unless such Loan is repaid as provided herein, at the end of such Interest Period such Loan shall be converted to a Base Rate Loan. Notwithstanding any contrary provision hereof, if an Event of Default has occurred and is continuing
(i) no outstanding Loan may be converted to or continued as a Eurodollar Loan and (ii) unless repaid, each Eurodollar Loan shall be converted to a Base Rate Loan at the end of the Interest Period applicable thereto.

    (d) Interest shall accrue on the Loans from and including the Borrowing Date thereof to but excluding the date of any repayment thereof at a rate per annum equal to (x) during such time that such Loan is a Base Rate Loan, the Base Rate and (y) during such time such Loan is a Eurodollar Loan, the Eurodollar Rate plus 2%. Interest shall be payable (i) in respect of Base Rate Loans, monthly
----
in arrears on the last Business Day of each calendar month and (ii) in respect of Eurodollar Loans, on the last day of each Interest Period applicable thereto, and in the case of an Interest Period in excess of one month, on each date occurring at one month intervals after the first day of such Interest Period, and (iii) in respect of each Loan on any prepayment or conversion (on the amount prepaid or converted), at maturity (whether by acceleration of otherwise) and, after such maturity, on demand.

    (e) Notwithstanding the foregoing, upon the occurrence and during the continuance of an Event of Default, (i) all Eurodollar Loans shall bear interest until the end of the Interest Period applicable thereto at a rate per annum equal to 2% plus the rate applicable to Eurodollar Loans as provided above and
(ii) all other Loans and amounts due hereunder shall bear interest at a rate per annum equal to 2% plus the rate applicable to Base Rate Loans as provided above.

    (f) Interest on each Loan shall be calculated on the basis of a 360-day year for the actual number of days involved.

    (g) No Borrower will enter into any Interest Rate Agreement with respect to interest payable by it on the Loans unless the terms thereof shall have been approved by the Bank in its discretion reasonably exercised.

    (h) If prior to the commencement of any Interest Period for a Eurodollar Loan, the Bank determines (which determination shall be conclusive absent manifest error) that the Eurodollar Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to the Bank of making or maintaining the Eurodollar Loans for such Interest Period; then the Bank shall give notice thereof to the Borrowers by telephone or telecopy as promptly as practicable thereafter and, until the Bank notifies the Borrowers that the circumstances giving rise to such notice no longer exist, (i) any Interest Notice that requests the conversion of any Loan to, or continuation of any Loan as, a Eurodollar Loan shall be ineffective and (ii) if any Borrowing Notice requests a Eurodollar Loan, such Loan shall be made as a Base Rate Loan.

    Section 2.7.  Notes.  (a) The obligations of each Borrower to repay the Term
                  -----
Loan and all interest thereon shall be evidenced by a promissory note substantially in the form of Exhibit B-1 (the "Term Note") executed by each
                                               ---------
Borrower, payable to the order of the Bank and in a principal amount equal to the principal amount of the Term Loan.

    (b) The obligations of each Borrower to pay the aggregate outstanding principal amount of each Revolving Credit Loan and all interest thereon shall be evidenced by a promissory note substantially in the form of Exhibit B-2 (the "Revolving Credit Note") executed by each Borrower, payable to the order of the
----------------------
Bank in an amount equal to the Revolving Credit Commitment. Each Borrower hereby authorizes the Bank to record the date and amount of each Revolving Credit Loan made by the Bank to any Borrower and the date and amount of each payment or prepayment of the principal thereof on the schedule attached to the Revolving Credit Note (or a continuation of such schedule) and hereby agrees that each such notation shall constitute conclusive evidence of the accuracy thereof, absent manifest error; provided, however, that failure by the Bank to
                                --------  -------
make such notation shall not affect the obligations of the Borrowers to any Borrower to repay all Revolving Credit Loans made by the Bank, together with all interest thereon or any other obligations of such Borrower or Borrowers to the Bank hereunder or under the Revolving Credit Note.

    Section 2.8.  Up-Front Fee.  The Borrowers, jointly and severally, agree to
                  ------------
pay to the Bank a non-refundable up-front fee (the "Facility Fee") of $15,000 on
                                                    ------------
the date of this Agreement.

    Section 2.9.  Commitment Fee.  The Borrowers, jointly and severally, agree
                  --------------
to pay to the Bank a commitment fee calculated at the rate of 0.1875% per annum on the average daily amount of the Unused Revolving Credit Commitment from and including the date of this Agreement to but excluding the Revolving Credit Expiration Date or, if earlier, the date on which the Revolving Credit Commitment shall terminate or be cancelled. The accrued Commitment Fee shall be calculated on the basis of a 360-day year for the actual number of days involved and shall be payable in arrears on each Quarterly Date, and upon the cancellation or termination of the Revolving Credit Commitment.

    Section 2.10.  Cancellation or Reduction of Revolving Credit Commitment. (a)
                   --------------------------------------------------------
The Borrowers shall have the right at any time and from time to time after the date hereof, upon at least five (5) Business Days' prior notice to the Bank (or one (1) Business Day's prior notice in the case of any such cancellation on or before March 31, 1997), to cancel in whole or in part the Revolving Credit Commitment, without premium or penalty but with payment of the Commitment Fee accrued to the date of such cancellation on the amount of the Revolving Credit Commitment so cancelled. Each partial reduction of the Revolving Credit Commitment pursuant hereto shall be in an amount of $100,000 or an integral multiple thereof. (b) On each date upon which a mandatory repayment of the Term Loan would be required if Term Loans were then outstanding, the Revolving Credit Commitment shall be permanently reduced by the amount, if any, by which the amount of such required repayment exceeds the aggregate amount of the Term Loan then outstanding. (c) Once terminated or reduced, the Revolving Credit Commitment may not be reinstated. If the Revolving Credit Commitment is cancelled or terminated in whole or in part, the Commitment Fee thereon shall thereafter be payable only with respect to the average daily balance of the Unused Revolving Credit Commitment after giving effect to such cancellation or termination.

    Section 2.11.  Use of Loan Proceeds. The Borrowers shall (a) use the
                   --------------------
proceeds of the Term Loan solely to (i) repay the Secured Demand Note dated February 3, 1997, in the principal amount of $900,000 held by PH II Holdings, Inc. and (ii) effect the Stock Repurchase and (b) use the proceeds of the Revolving Credit Loans solely to (i) effect the Stock Repurchase and (ii) fund working capital.

                                  ARTICLE III
                         PLACE AND MANNER OF PAYMENTS;
                         PREPAYMENTS; YIELD PROTECTION

    Section 3.1.  Place and Manner of Payment.  (a) All payments of principal,
                  ---------------------------
interest and fees hereunder and under the Notes shall be made in immediately available funds at the Bank's Office (or at such other office as the Bank shall specify to the Borrowers in writing) no later than 1:00 p.m. on the date when due. Any payments received after 1:00 p.m. on any Business Day shall be deemed to have been received on the next succeeding Business Day. At the time of making each payment hereunder or under the Notes, each Borrower shall specify to the Bank the Loans or other amounts payable by such Borrower hereunder to which such payment is to be applied (and in the event that it fails to so specify, or if an Event of Default has occurred and is continuing, the Bank may apply such payment to the Loans or other amounts payable by any Borrower hereunder as it may elect in its sole discretion). The rights of the Bank under this Section
3.1 are in addition to and not in lieu of the rights of set-off under Section
9.12 and under applicable law. If any amount payable hereunder shall be due on a day which is not a Business Day, the due date thereof shall be extended to the immediately succeeding Business Day and interest thereon shall accrue during the period of such extension at the rate provided in this Agreement.

     (b) All payments made by each Borrower hereunder or under any Note will be made in Dollars. All such payments will be made without set-off, counterclaim or other defense, free and clear of, and without deduction or withholding for, any present or future taxes, levies, imposts, duties, fees, assessments or other charges of whatever nature now or hereafter imposed by any jurisdiction or by any potential subdivision or taxing authority thereof or therein (but excluding any tax imposed on or measured by the net income of the Bank imposed by the United States or the City or State of New York) and all interest, penalties or similar liabilities with respect thereto.

     Section 3.2  Optional and Mandatory Prepayments.  (a) The Borrowers shall
                  ----------------------------------
have the right to prepay Loans at any time or from time to time; provided that
                                                                 --------
the Borrowers shall give the Bank at least one (1) Business Day's prior notice of each such prepayment of any Loans. Each optional partial prepayment of Revolving Credit Loans shall be in the aggregate principal amount of $100,000 or an integral multiple thereof and each optional partial prepayment of the Term Loan shall be in the aggregate principal amount of $250,000 or an integral multiple thereof.

     (b) If at any time the aggregate outstanding principal amount of the Revolving Credit Loans exceeds the amount of the Borrowing Base (as reflected in the then most recent Borrowing Base Report delivered to the Bank), the Borrowers shall, within five (5) Business Days after the delivery of the Borrowing Base Report which shows that such excess exists, prepay the Revolving Credit Loans to the extent of such excess.

     (c) The Borrowers shall prepay the Term Loan in an amount equal to the Net Cash Proceeds from any Disposition and in an amount equal to the aggregate cash payments from any Insurance Recovery, in each case, on the date of receipt thereof by any Borrower or any of its Subsidiaries.

     (d) If at any time the aggregate outstanding principal amount of the Revolving Credit Loans exceeds the amount of the Revolving Credit Commitment, the Borrowers shall immediately prepay the Revolving Credit Loans to the extent of such excess.

     (e) All prepayments of the Term Loan shall be applied to installments thereof in the inverse order of the maturity of such installments.

     Section 3.3  Increased Costs.  (a) If any Regulatory Change shall (i)
                  ---------------
impose, modify or deem applicable any reserve, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, the Bank or (ii) impose on the Bank or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by the Bank; and the result of any of the foregoing shall be to increase the cost to the Bank of making or maintaining any Eurodollar Loan (or of maintaining its obligation to make any such Loan) or to reduce the amount of any sum received or receivable by the Bank hereunder (whether of principal, interest or otherwise), then the Borrowers, jointly and severally, will pay to the Bank such additional amount or amounts as will compensate the Bank for such additional costs incurred or reduction suffered.

     (b) If the Bank determines that any Regulatory Change regarding capital requirements has or would have the effect of reducing the rate of return on the Bank's capital or on the capital of the Bank's holding company, if any, as a consequence of this Agreement or the Loans made to a level below that which the Bank or the Bank's holding company could have achieved but for such Regulatory Change, then from time to time the Borrowers, jointly and severally, will pay to the Bank such additional amount or amounts as will compensate the Bank or such Lender's or the Bank's holding company for any such reduction suffered.

     (c) The obligations of the Borrowers under this Section 3.3 shall survive for a period of twelve months following the payment of the Loans and the cancellation of the Notes.

     Section 3.4  Break Funding Payments.  In the event of (a) the payment of
                  ----------------------
any principal or the conversion of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the failure to borrow, convert, continue or prepay any Revolving Loan on the date specified in any notice delivered pursuant hereto, then, in any such event, the Borrowers, jointly and severally, shall compensate the Bank for the loss, cost and expense attributable to such event.

     Section 3.5  Certificate.  If the Bank requests reimbursement or
                  -----------
compensation from the Borrowers under Sections 3.3 or 3.4, the Bank will deliver to the Borrowers a certificate setting forth the basis and amount of such request and such certificate shall be conclusive as to the amount set forth therein absent manifest error.

                                  ARTICLE IV
                                  COLLATERAL

     The Obligations shall be secured and guaranteed as follows:

     Section 4.1  Security Agreements.  Each Borrower shall each execute and
                  -------------------
deliver to the Bank a security agreement, satisfactory in form and substance to the Bank, granting to the Bank, as security for the Obligations, a first lien and security interest in all assets of such Borrower (including all present and future accounts receivable, inventory, machinery, equipment and fixtures of such Borrower), wherever located, whether now owned or hereafter acquired by such Borrower, together with all increases, substitutions, replacements and additions to or for any of the foregoing, and all cash and non-cash proceeds thereof.
Each such security agreement and each security agreement delivered by any Subsidiary of any Borrower pursuant to Section 4.4, is herein called a "Security
                                                                        --------
Agreement."
---------

     Section 4.2  [Intentionally omitted].
                  -----------------------

     Section 4.3  Assignment of Material Equipment Leases.  If so requested by
                  ---------------------------------------
the Bank, and to the extent obtainable, any Borrower and any Subsidiary of any Borrower shall execute and deliver to the Bank a lease assignment, satisfactory inform and substance to the Bank, assigning to the Bank all of such Borrower's or such Subsidiary's rights under each Material Equipment Lease. Each such assignment delivered to the Bank by any Borrower or by any Subsidiary of any Borrower is herein called an "Equipment Lease Assignment." The Borrowers and
                              --------------------------
the relevant Subsidiaries thereof shall use their reasonable efforts to obtain any required consent of the lessor and/or sublessor under each Material Equipment Lease (a "Lessor Consent") to any such Equipment Lease Assignment.
                    --------------

     Section 4.4  Subsidiaries.  If requested by the Bank, (i) each Borrower
                  ------------
shall pledge, or cause the record owner of the shares of any Subsidiary to pledge, the shares of any Subsidiary to the Bank pursuant to a pledge agreement in form and substance satisfactory to the Bank, (ii) each Borrower shall cause such Subsidiary to execute and deliver to the Bank a Security Agreement granting to the Bank, as security for the Obligations, a Lien on all personal property and fixtures of such Subsidiary, (iii) each Borrower shall execute and deliver and shall cause each of its Subsidiaries to execute and deliver to the Bank mortgages with respect to all Owned Premises and Leased Premises (together with, to the extent obtainable, all requisite landlord consents), (iv) each Borrower shall execute and deliver and shall cause each of its Subsidiaries to execute and deliver to the Bank Equipment Lease Assignments (together with, to the extent obtainable, Lessor Consents) with respect to all Material Equipment Leases, (v) each Borrower shall cause each of its Subsidiaries to execute and deliver a guaranty in favor of the Bank of all Obligations, and (vi) each Borrower shall execute and deliver and shall cause each of its Subsidiaries to execute and deliver to the Bank any other agreements, documents and instruments requested by the Bank; in each case substantially in the form of the corresponding Security Documents delivered on the initial Borrowing Date hereunder (or otherwise in form and substance satisfactory to the Bank). Upon the acquisition or establishment, directly or indirectly, of any Subsidiary, the Borrowers shall promptly notify the Bank thereof.

     Section 4.5  Further Assurances.  Each Borrower shall, and shall cause each
                  ------------------
of its Subsidiaries to, at its own cost and expense, execute and deliver to the Bank all such further documents and instruments and do all such other acts and things as may be required by the Bank to enable the Bank to exercise and enforce its rights as the secured party, mortgagee, or assignee under the Security Documents. Each Borrower hereby authorizes (and will cause each Subsidiary of a Borrower to authorize) the Bank to file UCC financing statements and continuation statements with respect to the Bank's liens on any Borrower's and each such Subsidiary's assets under the Security Documents and to sign such UCC financing statements on behalf of each Borrower and each such Subsidiary. If requested by the Bank, each Borrower shall execute and deliver to the Bank, any agreements, documents and instruments described in Section 4.4.

                                   ARTICLE V
                        REPRESENTATIONS AND WARRANTIES

     Section 5.1  Representations and Warranties of the Borrowers.  Each
                  -----------------------------------------------
Borrower hereby represents and warrants to the Bank that:

     (a)  Organization, Corporate Powers.  Each Borrower and each of its
          ------------------------------
Subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, has full corporate power to own its properties and to carry on its business as now being conducted, is duly qualified to do business in each jurisdiction in which the character of its properties or the transaction of its business makes such qualification necessary (except where the failure to be so qualified would not have a material adverse effect on such Borrower's consolidated financial condition or operations) and has full corporate power to execute, deliver and perform the Loan Documents to be executed and delivered by such Borrower or such Subsidiary hereunder.

     (b)  Capital Stock; Subsidiaries.  The authorized capital stock of each
          ---------------------------
Borrower consists of the stock described in Schedule 5.1(b). All outstanding shares of the capital stock of each Borrower have been duly issued and are fully paid and non-assessable and all such shares are owned beneficially by, and are registered in the name of, the Persons described in Schedule 5.1(b). On the date hereof there are no outstanding warrants, options or other rights pertaining to the stock of any Borrower or any Subsidiary of any Borrower and no voting trusts, shareholders agreements or similar agreements affecting either the ownership of or the right to vote the stock of any Borrower or any Subsidiary. On the date hereof the Borrowers have no Subsidiaries, except as shown in Schedule 5.1(b).

     (c)  Authorization, Absence of Conflicts.  The execution, delivery and
          -----------------------------------
performance by each Borrower or any Subsidiary of any Borrower of the Loan Documents to which it is a party, the borrowings by each Borrower hereunder and the Stock Repurchase (i) have been duly authorized by all requisite corporate action of such Borrower and such Subsidiary, (ii) do not require the approval of the stockholders of such Borrower or such Subsidiary (except for any such approvals which have been duly obtained), (iii) will not (1) violate any law or regulation or the Articles or Certificate of Incorporation or By-Laws of such Borrower or such Subsidiary, (2) violate or constitute (with due notice or lapse of time or both) a default under any indenture, agreement, license or other instrument to which such Borrower or such Subsidiary is a party or by which it or any of its properties may be bound or affected, (3) violate any order of any court, tribunal or governmental agency binding upon such Borrower or such Subsidiary or their respective properties or (4) result in the creation or imposition of any Lien of any nature whatsoever upon any properties or assets of such Borrower or such Subsidiary (except Liens in favor of the Bank under the Security Documents), and (iv) do not require any license, consent or approval of any governmental agency or regulatory authority.

     (d)  Binding Obligations.  This Agreement is a legal, valid and binding
          -------------------
obligation of each Borrower, and each other Loan Document, when executed and delivered by each Borrower or any Subsidiary of any Borrower, will be a legal, valid and binding obligation of such Obligor, enforceable in each case against such Borrower or such Subsidiary, as the case may be, in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting enforceability of creditors' rights generally or equitable principles at the time in effect.

     (e)  Financial Condition and Statements.
          ----------------------------------

          (1) The consolidated financial statements of THT for the fiscal year ended September 30, 1996 (including in each case all notes and schedules thereto), heretofore furnished to the Bank, have been prepared in conformity with GAAP and fairly present the financial condition or results of operations of THT on the date thereof and for the periods to which they relate. There were no material liabilities or obligations in respect of THT as of September 30, 1996 (whether direct or contingent) which were required to be and were not shown or provided for on such financial statements.
    There has been no material adverse change in the financial condition or operations of THT since September 30, 1996.

          (2) The audited consolidated financial statements of THT for the fiscal year ended September 30, 1996 (including all notes and schedules thereto), heretofore furnished to the Bank, have been prepared in accordance with GAAP consistently applied and fairly represent the financial condition and results of operation of THT at the dates thereof and for the period shown therein and show all material liabilities of THT at the date of such financial statements.

          (3) On the initial Borrowing Date, after giving effect to the borrowings hereunder on the initial Borrowing Date, the application of the proceeds of such borrowings and the other transactions contemplated herein including the Stock Repurchase on such date, each Borrower will be Solvent.

    (f)   Accounts Receivable and Inventory.  The financial statements furnished
          ---------------------------------
by the Borrowers to the Bank pursuant to Section 7.1(c) reflect all reserves established by each Borrower, or required to be established under GAAP, for uncollectible accounts receivable, anticipated discounts, allowances and product returns in connection with the business of the Borrowers. The inventory reflected in any financial statements delivered or certificates pursuant to
Section 7.1(c) consists of items of a quality and quantity usable or salable in the ordinary course of business at values at least equal in the aggregate to the values at which such items are carried on the books of each Borrower. The values of slow moving and obsolete inventory and inventory of below standard quality, if any, have been written down to net realizable market value in accordance with GAAP.

    (g)   Compliance; Governmental Authorization. Each Borrower is in compliance
          --------------------------------------
in all material respects with, and all products, packaging and manufacturing contracts relating to the Setterstix Business and the Jackburn Business to which any Borrower is a party have complied and are in compliance in all material respects with, all material Federal, state, local and foreign laws, ordinances, regulations and interpretations, and any judgments, writs, injunctions, orders or decrees of any court, arbitrator, or governmental, administrative or self regulatory authority (including, without limitation, those relating to pollution, protection of the environment and health or safety) applicable to any Borrower or the Setterstix Business or the Jackburn Business. Each Borrower has all Federal, state, local and foreign governmental licenses and permits necessary in all material respects to conduct the Setterstix Business and the Jackburn Business as presently being conducted. Such licenses and permits are in full force and effect, no violations are or have been recorded in respect of any thereof, no proceeding is pending or, to the best of the knowledge of each Borrower after reasonable investigation, threatened, to revoke or limit any thereof and no Borrower knows of any basis for any such proceeding.

    (h)   Litigation.  (i) There are no actions, suits, proceedings (including
          ----------
proceedings by or before any arbitrator or administrative or governmental agency) or claims pending or, to the knowledge of any Borrower, threatened against or affecting any Borrower or any Subsidiary of any Borrower which relate to the transactions contemplated by this Agreement or the Stock Repurchase or which, if adversely determined, would have a material adverse effect on the consolidated financial condition, results of operations or business of any Borrower or any Subsidiary of any Borrower or on any material item of Collateral; and (ii) no Borrower nor any Subsidiary of any Borrower is bound by any judgment, decree, injunction, ruling or order of any court, governmental department, commission, agency or instrumentality, arbitrator or any other Person which affects or will affect materially and adversely the business, assets or prospects or the financial condition or the results of operations of any Borrower or any Subsidiary of any Borrower or on any material item of Collateral.

    (i)   Payment of Taxes.  Each Borrower and each Subsidiary of each Borrower
          ----------------
has filed, or caused to be filed, all Federal, state and local tax returns required to be filed by it and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by such Borrower or such Subsidiary to the extent that such taxes have become due, except such taxes, if any, as are being contested in good faith or as to which adequate reserves have been provided and which do not pose any material risk of loss or forfeiture of the Collateral or material impairment of the Liens of the Bank thereon.

    (j)   Labor Matters. There are no controversies pending between any Borrower
          -------------
or any Subsidiary of any Borrower and any employees thereof, which controversies affect materially and adversely the Setterstix Business, the Jackburn Business or the business, assets or prospects or the financial condition or the results of operations of any Borrower or any Subsidiary of any Borrower.

    (k)   ERISA.  Each Borrower and each Subsidiary of each Borrower and each
          -----
ERISA Affiliate of such Borrower or such Subsidiary is in compliance in all material respects with the applicable provisions of ERISA (other than the failure to make certain plan amendments for which, as of the Closing Date, the applicable remedial amendment period has not expired). Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the IRC has been determined by the Internal Revenue Service to be so qualified, and each trust related to such plan has been determined to be exempt from federal income tax under Section 501(a) of the IRC. No material liability has been incurred by any Borrower or any Subsidiary of any Borrower that remains unsatisfied for any taxes or penalties with respect to any Employee Benefit Plan. No Borrower nor any Subsidiary of any Borrower nor any ERISA Affiliate of such Borrower or such Subsidiary has engaged in a Prohibited Transaction which could subject such Borrower or such Subsidiary to a tax or penalty imposed by either Section 4975 of the IRC or Section 502(i) of ERISA in an amount exceeding $50,000. No Reportable Event or ERISA Termination Event has occurred and is continuing with respect to any Employee Benefit Plan. No Employee Benefit Plan has incurred an accumulated funding deficiency (as such term is defined in ERISA and Section 412 of the IRC) as of the last day of the most recent fiscal year of such Employee Benefit Plan (without regard to any waiver granted under Section 412 of the IRC), nor has any funding waiver from the Internal Revenue Service been received or requested with respect to any Employee Benefit Plan. No liability to the PBGC has been or is expected by any Borrower to be incurred by any Borrower or any Subsidiary of any Borrower with respect to any Employee Benefit Plan in an amount exceeding $50,000. No Borrower nor any Subsidiary of any Borrower has incurred or expects to incur any withdrawal liability with respect to any Employee Benefit Plan which is a Multiemployer Plan in an amount exceeding $50,000. Under each Employee Benefit Plan which is a single employer plan and is required to be funded under ERISA, as of the last day of the most recent plan year ended prior to the date hereof the actuarially determined present value of all accrued benefits (as determined on the basis of the actuarial assumptions contained in the most recent actuarial valuation of such Employee Benefit Plan) did not exceed the current value of the assets of such Employee Benefit Plan by more than $50,000. No Multiemployer Plan is insolvent, in reorganization or undergoing partition. Using actuarial assumptions and computation methods consistent with subpart 1 of subtitle E of Title IV of ERISA, the aggregate liabilities of any Borrower and any ERISA Affiliates to all Multiemployer Plans in the event of a complete withdrawal therefrom, as of the close of the most recent fiscal year of each such Plan ended prior to the date thereof, would not exceed $50,000. No Borrower nor any Subsidiary of any Borrower maintains any employee benefit plan providing for retiree health and/or life benefits and having unfunded liabilities exceeding $150,000.

    (l)   Insurance.  Each Borrower holds insurance policies insuring such
          ---------
Borrower against all risks usually insured against by persons conducting businesses similar to such Borrower's business and operating properties similar to the properties of such Borrower in the locality where such businesses are conducted and such properties are located, and such insurance policies are or will be of such type and in such amounts as are prudently and customarily carried by such Persons and as are sufficient for compliance with all applicable laws.

    (m)   Title to Properties; Conditions of Assets.  Each Borrower and each
          -----------------------------------------
Subsidiary of each Borrower has good and marketable title to all of its properties and assets (or a good and valid leasehold interest in all properties and assets leased by it) and all of such properties and assets are free and clear of any Liens except for Permitted Liens. No financing statements, mortgages, lease assignments or other evidence of security interests covering any properties or assets of any Borrower or any Subsidiary of any Borrower are on file in any public office, except for those with respect to Permitted Liens. All easements, servitudes and rights of way, means of ingress and egress and other appurtenances necessary to any Borrower's and Borrower's Subsidiary's operations as presently conducted have been obtained. All of the assets and properties of each Borrower and each Subsidiary of each Borrower which are reasonably necessary for the operation of its and their business are in good working condition, ordinary wear and tear excepted, and are able to serve the functions for which they were intended. Notwithstanding any provision of this Agreement (including this Section 5.1(m) and for purposes of Section 8.1(f)), the representations and warranties in this Section 5.1(m) shall not be deemed to be incorrect or breached by reason of any defect in any Borrower's or any Borrower's Subsidiary's title to property if such Borrower, such Subsidiary or the Bank is the beneficiary of title insurance with respect to such defect.

    (n)   Security Documents.  Each Security Document grants to the Bank, as
          ------------------
security for all the Obligations of each Obligor hereunder, a valid, binding and enforceable Lien in the assets of such obligor specified in such Security Document. Said Liens will be perfected and subject to no Liens (other than Permitted Liens) prior to or on a parity with said Lien of the Bank upon the filing of UCC financing statements in all appropriate public offices (in the case of Liens granted under the Security Agreements). Except for such filings and recordations and (in the case of security interests arising under the Security Agreements) the filings of UCC continuation statements with respect thereto, no documents or instruments are required to be filed or recorded in any public office or elsewhere, and no notifications are required to be given to any Person, in order to perfect the Lien of the Bank in the assets of any Obligor.

    (o)   Patents/Trademarks. Schedule 5.1(o) sets forth all registered patents,
          ------------------
trademarks and service marks owned by each Borrower and each Subsidiary of each Borrower (and all applications for any such patent, trademark or service mark). Except as indicated in Schedule 5.1(o), each Borrower and each Subsidiary owns or possesses the right to use (without being obligated to make any payment to others or to grant to others rights in exchange) all material Patents/Trademarks which are used by such Borrower or such Subsidiary. Unless otherwise indicated in Schedule 5.1(o), each Borrower owns the entire right, title and interest in and to each item of Patent/Trademark used in the Setterstix Business or Jackburn Business and each such item will have been duly registered with, filed in or issued by, as the case may be, the United States Patent and Trademark Office and the corresponding office for the registration of items of Patent/Trademark in certain other countries, and such registrations, filings and issuances will be in full force and effect. Except as indicated in Schedule 5.1(o) no Borrower nor any Subsidiary of any Borrower has received any notices of infringement or of conflict with asserted rights of others (nor is there any basis for such notice) with respect to any Patent/Trademark of any Borrower or any Subsidiary of any Borrower which singly or in the aggregate, if the subject of an unfavorable ruling, would materially adversely affect the business, assets, prospects or financial condition of such Borrower or such Subsidiary. The conduct by each Borrower and each Subsidiary of each Borrower of their respective businesses, as now conducted or proposed to be conducted, does not conflict with any Patent/Trademark of others, nor does any Borrower have any knowledge that any planned expansion or other change in method of conducting its business will so conflict in each case in any way likely to have a material adverse effect on the assets, business, prospects or financial condition of any Borrower or any Subsidiary of any Borrower. Except as indicated in Schedule 5.1(o), each Borrower and each Subsidiary of each Borrower have in all material respects performed all the obligations required to be performed by each of them, and none of them is in default in any material respect, under any agreement or license relating to any Patent/Trademark material to the Setterstix Business or the Jackburn Business or the business assets, prospects or financial condition of any Borrower or any Subsidiary of any Borrower nor has any event occurred which, with the giving of notice or the lapse of time, or both, would constitute such a default. No uncured material infringement of any Patent/Trademark owned by or licensed to any Borrower or any Subsidiary of any Borrower or to be acquired by any Borrower is known to any Borrower or any Subsidiary of any Borrower.

    (p)   Location of Offices and Collateral. On the date hereof, each
          ----------------------------------
Borrower's chief executive office, principal place of business and the places where each keeps its records concerning its assets (including accounts receivable) are located at the addresses set forth in Schedule 5.1(p). On the date hereof all the inventory of each Borrower are held at the locations specified in Schedule 5.1(p).

    (q)   Assumed Names; Former Names.  The full and complete names of the
          ---------------------------
Borrowers are "THT Inc.," "Setterstix Corporation" and "Jackburn Mfg., Inc." Except as set forth in Schedule 5.1(q), no Borrower is currently doing, and has not at any time during the five calendar years immediately preceding the date hereof done, business under any other trade name or other assumed name. During the five calendar years immediately preceding the date hereof, no Borrower has had any name other than its present name.

    (r)   Performance of Other Agreements. No Borrower nor any Subsidiary of any
          -------------------------------
Borrower is in default, in any manner that would materially adversely affect the Setterstix Business or the Jackburn Business, the business operations, assets or condition (financial or otherwise) of any Borrower or any Subsidiary of any Borrower, in the performance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which it is a party or by which it or any of its properties are bound.

    (s)   Margin Regulations. No part of the proceeds of any extension of credit
          ------------------
hereunder will be used for the purpose, whether immediate, incidental or ultimate, of buying or carrying any margin stock (within the meaning of Regulations U or X of the Board of Governors of the Federal Reserve System).

    (t)   Not an Investment Company or Regulated Company.  No Borrower nor any
          ----------------------------------------------
Subsidiary of any Borrower, nor any corporation controlling or under common control with any Borrower, is subject to regulation under the Investment Company Act of 1940 or the Public Utility Holding Company Act of 1935 or is subject to any statute or regulation which regulates the incurring by such an Obligor or such corporation of indebtedness for or with respect to borrowed money.

    (u)   Correct Information.  To the best of each Borrower's knowledge, the
          --------------------
written information, exhibits and reports furnished by any executive officer of any Borrower to the Bank in connection with the negotiation and preparation of this Agreement are correct in all material respects and do not contain any material omissions or misstatements of fact which would make the statements contained therein misleading or incomplete in any material respect.

     Section 5.2  [Intentionally omitted].
                  -----------------------

     Section 5.3  Representations and Warranties Regarding Hazardous Materials.
                  ------------------------------------------------------------
(a) Each Borrower hereby represents and warrants to the Bank that, except as disclosed in Schedule 5.3(a), to the best of each Borrower's knowledge:

          (1) all Owned Premises and Leases Premised of each Borrower and each Subsidiary of each Borrower and their existing uses comply, and their uses from and after July 25, 1985 at all times have complied, in all material respects with applicable Environmental Laws;

          (2) no Borrower nor any Subsidiary of any Subsidiary of any Borrower is in violation of, and none of them has violated any, Environmental Law in any material respect in connection with the ownership, possession, use, maintenance or operation of any Owned Premises or Leased Premises and/or the conduct of any business thereat or related thereto; and

          (3) each Borrower and each Subsidiary of each Borrower have all material permits, certificates, licenses and other consents and approvals required by applicable Environmental Laws in connection with each of the Owned Premises or Leased Premises or any such business.

    (b) Without limiting the generality of the preceding paragraph (a), each Borrower represents and warrants to the Bank that except as disclosed in
Schedule 5.3(a), to the best of the Borrower's knowledge:

          (1) no Hazardous Material is being, or is intended or threatened to be, and since July 22, 1985 none has ever been, received, generated handled, used, stored, treated, shipped or disposed of at any of the Owned Premises or Leased Premises in violation of any Environmental Law;

          (2) no Hazardous Material is being, or is intended or threatened to be, allowed to escape, placed or disposed of, or otherwise become located at, on or near any of the Owned Premises or Leased Premises and no Owned Premises or Leased Premises has been used at any time since July 22, 1985 by any Person as a landfill or a waste treatment, storage or disposal facility;

          (3) each Hazardous Material, if any, at any of the Owned Premises or Leased Premises is being, and at all times since July 22, 1985 has been, received, generated, handled, used, stored,, treated, shipped and disposed of in material compliance with applicable Environmental Laws;

          (4) no asbestos or asbestos-containing materials have been installed, used, incorporated into or disposed of on any of the Owned Premises or Leased Premises or any building or other improvement thereat by any Borrower or by any third party at any time after July 22, 1985;

          (5) no Environmental Law requires any material preventative or remedial work, repairs, construction or other action be done or taken by any Borrower (including, without limitation, any material expenditure of money) with respect to all or any part of any of the Owned Premises or Leased Premises;

          (6) no underground storage tanks are located on any of the Owned Premises or Leased Premises which violate in any material respect any Environmental Law applicable to any dam, reservoir, wetland or watercourse at any of the Owned Premises or Leased Premises;

          (7) no Borrower nor any Subsidiary of any Borrower has violated in any material respect any Environmental Law applicable to any dam, reservoir, wetland or watercourse at any of the Owned Premises or Leased Premises;

          (8) all wells, water discharges and other water diversions at any of the Owned Premises or Leased Premises are properly registered or permitted under, and do not violate in any material respect, applicable Environmental Law; and

    (c) Except as disclosed in Schedule 5.3(a), no Borrower nor any Subsidiary of any Borrower has received any notice of any violation of any Environmental Law or with respect to any of the matters referred to in the preceding paragraphs of this Section 5.3 relating to any of the Owned Premises or Leased Premises or their use. To the best of each Borrower's knowledge, since July 22, 1985 there have been no writs, injunctions, decrees, orders or judgments issued or outstanding, no suits, claims, proceedings or investigations instituted or filed that have not been settled or otherwise terminated and none are pending or threatened, and, except as disclosed in Schedule 5.3(a), no basis therefor exists, with respect to the ownership, use, maintenance or operation of any of the Owned Premises or Leased Premises, except for any of the foregoing which would not have a material adverse effect on the financial condition or business of any Borrower or any Subsidiary of any Borrower. Specifically, no Borrower nor any Subsidiary of any Borrower has, except as disclosed in Schedule 5.3(a), received any notice or other communication with respect to any discharge of a hazardous substance at or relating to any of the Owned Premises or Leased Premises, and no lien for "cleanup and removal costs" has attached to any revenues or any real or personal property of any Borrower or any Subsidiary of any Borrower.

    (d) For purpose of the representations and warranties made by each Borrower, in this Section 5.3, references to "Owned Premises" or "Leased Premises" shall include all premises which constitute Owned Premises at the time such representations and warranties are made.

                                  ARTICLE VI
                             CONDITIONS PRECEDENT

    Section 6.1  Conditions to the Initial Loan.  The obligation of the Bank to
                 ------------------------------
make the initial Loan hereunder is subject to the condition that (A) prior thereto or concurrently therewith (1) the Borrowers shall have paid to the Bank the Up-Front Fee, and (2) the Borrowers shall have paid the invoices submitted by the Bank's counsel for all fees and disbursements of such counsel in connection with this Agreement and the transactions contemplated thereby, and
(B) on or before the initial Borrowing Date, the Bank shall have received each of the following documents and instruments (in form and substance satisfactory to the Bank and dated or certified as of the initial

Borrowing Date unless otherwise provided herein) at a closing held at the offices of Richards & O'Neil, LLP, 885 Third Avenue, New York, New York (or at such other place as shall be agreed to by the Bank and the Borrowers):

    (a)   Notes. The Term Note payable to the order of the Bank, substantially
          -----
in the form of Exhibit B-1 hereto, and the Revolving Credit Note payable to the order of the Bank, substantially in the form of Exhibit B-2 hereto, each duly executed by each Borrower.

    (b)   Compliance Certificate. A certificate signed by an executive officer
          ----------------------
of each Borrower to the effect that (i) each Borrower has complied in all material respects and is then in compliance in all material respects with all the terms, covenants and conditions of this Agreement, (ii) there exists no Default under this Agreement, and (iii) the representations and warranties of each Borrower contained in Sections 5.1 and 5.3 are true with the same effect as though such representations and warranties had been made on the initial Borrowing Date.

    (c)   Evidence of Corporate Action.  Copies of resolutions of the board of
          ----------------------------
directors of each Borrower, certified, respectively, by the Secretary of each Borrower, authorizing the execution, delivery and performance by such Person of the Loan Documents to which it is a party and all documents relating thereto and (in the case of each Borrower) the borrowings hereunder.

    (d)   Evidence of Corporate Existence, Etc. Certified copies of all
          ------------------------------------
documents which the Bank shall have reasonably requested relating to the existence of each Borrower, and the corporate authority for or the validity of the Loan Documents.

    (e)   Charter and By-Laws.  Copies of the Certificate or Articles of
          -------------------
Incorporation and By-Laws of each Borrower, duly certified by the respective Secretaries of such Person.

    (f)   Incumbency Certificate.  A certificate of the Secretary of each
          ----------------------
Borrower, as to the title, signature and authority of each officer of such Obligor signing each Loan Document executed by such Person. (The Bank may rely upon such incumbency certificates as to the incumbency and authority of the persons named therein until such time as the Bank shall have received a further certificate signed by the Secretary of the relevant Person, cancelling or amending the prior certificate delivered by such Person.)

    (g)   Security Documents.  Duly executed copies of each of the Security
          ------------------
Documents required by Article IV to be executed by each Borrower and each Obligor.

    (h)   UCC Financing Statements.  UCC financing statements, duly executed by
          ------------------------
each Borrower with respect to the liens granted under the Security Documents in the personal property of the Borrower.

    (i)   Insurance Policies.  Copies of all insurance policies issued with
          ------------------
respect to the insurance referred to in Section 5.1(n) or required to be maintained by each Borrower and each Subsidiary of each Borrower pursuant to
Section 7.1(g) and all other insurance relating to the Collateral, accompanied by loss-payee endorsements in form and substance acceptable to the Bank, naming the Bank as loss-payee.

    (j)   Governmental Approvals.  Copies of all material filings, if any,
          ----------------------
requested to be made with, and all approvals required to be received from, any governmental agency or authority in connection with the Loans and the other transactions contemplated by this Agreement.

    (k)   Opinions of Counsel for Obligors.  The favorable written opinions of
          --------------------------------
Akerman, Senterfitt & Eidson, P.A. counsel for the Borrowers satisfactory in form and substance to the Bank, as to such matters as the Bank shall reasonably specify.

    (l)   Solvency Certificate. If so requested by the Bank, (i) a certificate
          --------------------
in form and substance satisfactory to the Bank, signed by each Borrower's President or chief financial officer, to the effect that after the borrowings on the initial Borrowing Date, the application of the proceeds of such borrowings and the other transactions contemplated herein and the Stock Repurchase on the Borrowing Date for the Term Loan, each Borrower is Solvent, and (ii) such evidence, including appraisals, as the Bank shall reasonably request to demonstrate that such certification is correct.

    (m)   Termination and Release.  PH II Holdings, Inc. shall have executed and
          -----------------------
delivered a release of the Security Interest granted by THT, subject to the receipt of the payment in full of the amount owing under the Secured Demand Note dated February 3, 1997.

    (n)   Additional Documents. Such other documents or information, in form and
          --------------------
substance acceptable to the Bank, as the Bank may reasonably specify.

     Section 6.2  Conditions Precedent to Each Loan.  The obligation of the Bank
                  ---------------------------------
to make any Loan (including any Initial Loan), is also subject to each of the following conditions precedent:

     (a)  Notice. The Bank shall have received a Borrowing Notice with respect
          ------
to such Loan.

     (b)  Compliance. On the Borrowing Date for such Loan, (i) there shall exist
          ----------
no Default or Event of Default hereunder, (ii) each Borrower shall have complied and shall then be in compliance with all the terms, covenants and conditions of this Agreement, and (iii) the representations and warranties of each Borrower contained in Sections 5.1 and 5.3 shall be true with the same effect as though such representations and warranties had been made on such Borrowing Date; and the Bank, if it so requests, shall have received a certificate, dated such Borrowing Date, signed by an executive officer of each Borrower to the foregoing effect.

     (c)  No Material Adverse Change.  There shall have occurred no material
          --------------------------
adverse change in the consolidated financial condition or results of operations of THT from that set forth in the financial statements referred to in Section 5.1(e)(1) or in the most recent financial statements delivered pursuant to
Section 7.1(c).

     (d)  Additional Documents.  The Bank shall have received prior to the
          --------------------
Borrowing Date for such Loan all documents and certificates that the Bank shall have reasonably requested.

                                  ARTICLE VII
                                   COVENANTS

     Section 7.1  Affirmative Covenants.  Each Borrower covenants and agrees
                  ---------------------
that so long as any of the Borrowers may borrow hereunder and until the payment in full of the Obligations of each Borrower hereunder, under the Notes and under the Loan Documents, such Borrower shall (unless the Bank shall otherwise consent in writing):

     (a)  Corporate Existence, Properties, Insurance. Do or cause to be done all
          ------------------------------------------
things reasonably necessary to preserve and keep in full force and effect its and its Subsidiaries' corporate existence, rights and franchises and comply with all laws applicable to it or them; remain or become, and cause each of its Subsidiaries to remain or become, a corporation qualified to engage in business in good standing in all jurisdictions in which the character of its properties or the transaction of its business make such qualification necessary; maintain, preserve and protect its licenses, patents and trade names which are material to the conduct of its business and cause each of its Subsidiaries to so do; maintain, and cause each of its Subsidiaries to maintain, its property used or useful in the conduct of its business and keep same in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make, or cause to be made, all needful and proper repairs, renewals, replacements, betterments and improvements thereto so that the business carried on in connection therewith may be properly and advantageously conducted at all times.

     (b)  Payment of Indebtedness, Taxes.  Pay all of its debts and obligations
          ------------------------------
when due in accordance with normal terms and trade practices and pay and discharge or cause to be paid or discharged all taxes, assessments or other governmental charges or levies imposed upon it or upon its income and profits or upon any of its property, real, personal or mixed, or upon any part thereof, before the same shall become in default, as well as all lawful claims for labor, materials and supplies or otherwise which, if unpaid, might become a lien or charge upon such properties or any part thereof, and cause each of its Subsidiaries to so pay the debts and taxes, charges and assessments of such Subsidiary; provided, however, that such Borrower or its Subsidiaries shall not
            --------  -------
be required to pay and discharge or cause to be paid or discharged any such debt (other than its indebtedness hereunder or under any other Loan Document), obligation, tax, assessment, charge, levy or claim so long as (i) the validity thereof shall be contested in good faith by appropriate proceedings and (ii) such Borrower shall have assigned on its books such reserves with respect thereto as are required by GAAP. Such Borrower will in all events pay, or cause its Subsidiaries to pay, each such debt, obligation, tax, assessment, charge, levy or claim before any property of such Borrower or its Subsidiaries shall be sold to satisfy any lien which has attached as security therefor.

     (c)  Financial Statements, Reports, Etc. Furnish to the Bank (in reasonable
          ----------------------------------
detail reasonably satisfactory to the Bank):

          (i) not later than twenty (20) days after the end of each month, a report with respect to the accounts receivable and inventory of THT, Jackburn and Setterstix as of the last day of such month, such report to be substantially in the form of Exhibit D (a "Borrowing Base Report");
                                               ---------------------

          (ii) as soon as available but not later than sixty (60) days after the close of each of the first three quarters of each fiscal year of THT, the consolidated and consolidating balance sheet of THT and its Subsidiaries, as of the close of such quarter and consolidated and consolidating statements of income, retained earnings, and consolidated statement of cash flows for THT and its Subsidiaries, for such fiscal quarter and for the period from the beginning of the then current fiscal year to the end of such fiscal quarter, setting forth in each case in comparative form the figures for the corresponding fiscal quarter in, and the corresponding portion of, THT's and its Subsidiaries previous fiscal year, such financial statements to be prepared in accordance with GAAP (but excluding footnotes) and to be certified by an officer of THT as fairly and accurately presenting the consolidated financial condition of THT respectively (subject to normal year-end audit adjustments), provided that so long as THT files on a timely basis reports on Form 10-Q with the Securities and Exchange Commission (which filing with the Securities and Exchange Commission shall be deemed to be a delivery of such filing to the Bank hereunder), THT shall not be required to furnish to the Bank the consolidated financial statements pursuant to this clause (ii) or the certificate of THT's officer specified above (but shall be required to furnish consolidating statements and certification therefor as provided in this clause (ii));

          (iii) as soon as available but not later than ninety (90) days after the close of each fiscal year of THT, the consolidated and consolidating balance sheet of THT, and its Subsidiaries, as of the close of such fiscal year, and the consolidated and consolidating statements of income, retained earnings and consolidated statement of cash flows for such year for THT and its Subsidiaries, setting forth in each case in comparative form the figures for the previous fiscal year, such financial statements to be prepared in accordance with GAAP and to be audited by, and (in the case of the consolidated financial statements) to be accompanied by a report of Grant Thornton, LLP, or another firm of independent certified public accountants selected by THT, and reasonably acceptable to the Bank, provided that so long as THT files on a timely basis reports on Form 10-K with the Securities and Exchange Commission (which filing with the Securities and Exchange Commission shall be deemed to be a delivery of such filing to the Bank hereunder), the Borrowers shall not be required to furnish to the Bank the consolidated financial statements of THT pursuant to this clause (iii) or the report of Grant Thornton, LLP, specified above (but shall be required to furnish consolidating statements and such report as provided in this clause
    (iii));

          (iv) together with each delivery of the audited financial statements pursuant to clause (iii) above, (x) a certificate addressed to the Bank from the accounting firm which reported upon such financial statements stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with GAAP, such accounting firm has obtained no knowledge that a Default hereunder has occurred and is continuing, or if, in the opinion of such accounting firm a Default hereunder has occurred and is continuing, a statement as to the nature thereof, and (y) a schedule in form satisfactory to the Bank of the computations used by such accounting firm in determining, for such fiscal year, compliance with the covenants contained in Section 7.3;

          (v) together with each delivery by the Borrowers of financial statements pursuant to clauses (ii) and (iii) above, a certificate of the Chairman or Chief Financial Officer of each Borrower stating whether there has occurred during the fiscal period with respect to which such financial statements are being delivered any condition or event which constitutes a Default hereunder, and, if any such condition or event existed or exists, specifying the nature and period of the existence thereof and what action the Borrowers have taken or propose to take with respect thereto, said certificate, whether or not such condition or event existed or exists, to contain computations showing whether the Borrowers are in compliance with the requirements of Section 7.3;

          (vi) promptly upon their filing with the Securities and Exchange Commission, copies of all registration statements and all reports on Forms 10-K, 10-Q or 8-K, if any, filed by any Borrower or any Subsidiary of any Borrower; and

          (vii) with reasonable promptness, each "management letter" delivered to any Borrower by its accountants and such other information regarding any Borrower (including copies of tax returns) as the Bank may reasonably request regarding the operations, business, affairs, financial conditions or tax position of any Borrower.

    (d)   Notice of Default, Litigation, Loss of Collateral and Adverse Change.
          --------------------------------------------------------------------
Give the Bank immediate written notice of (i) the occurrence of any event which constitutes a Default hereunder, (ii) any action or proceeding involving or affecting any Borrower or any Subsidiary thereof, an adverse determination of which would materially adversely affect the consolidated financial condition or operations of any Borrower, (iii) any loss, damage or destruction of any items of Collateral having an aggregate book or market value exceeding $50,000, (iv) any material default under a Material Equipment Lease or the termination of any thereof prior to the scheduled expiration date thereof, (v) any material adverse change in the consolidated financial condition or operations of any Borrower from the financial condition and operations reflected in the financial statements referred to in Section 5.1(e) or in the most recent financial statements delivered pursuant to Section 7.1(c) and (vi) any termination or materially adverse modification of such Borrower's or any of its Subsidiaries' relationship with any of their material suppliers, customers or distributors.

    (e)   Records, Inspection.  Maintain, and cause each of its Subsidiaries to
          -------------------
maintain, proper books and records in accordance with GAAP with respect to the operation of each business of any Borrower and its subsidiaries and permit authorized representatives of the Bank, upon reasonable notice to such Borrower, to visit and inspect from time to time during business hours any of the offices and facilities of such Borrower and its Subsidiaries, to examine the books and records of such Borrower and its Subsidiaries and make copies or extracts therefrom and to discuss the affairs and accounts of such Borrower and its Subsidiaries with its and its Subsidiaries' officers and accountants.

    (f)   Notice of ERISA Events.  Promptly upon obtaining knowledge thereof,
          ----------------------
notify the Bank of the occurrence of any Reportable Event or ERISA Termination Event with respect to any Employee Benefit Plan.

    (g)   Insurance.    (1) Maintain, and cause its Subsidiaries to maintain, at
          ---------
all times (i) physical damage insurance with responsible insurance companies on the Collateral as required by the Security Documents, in each case naming the Bank as loss-payee and (ii) additional insurance with responsible insurance companies against such risks, on such properties and in such amounts, as are generally maintained by similar businesses; and file with the Bank upon its request (but no more frequently than annually) a detailed list of the insurance then in effect and stating the names of the insurance companies, the amounts and rates of the insurance, dates of the expiration thereof and the properties and risks covered thereby. (2) If any Borrower or its Subsidiaries shall fail to pay any premiums with respect to insurance required to be maintained by them pursuant to clause (1) of this Section 7.1(g), the Bank may do so on behalf of such Borrower or such Subsidiary, in which event such Borrower shall on demand reimburse the Bank for such payment together with interest from the date of such payment to the date of reimbursement at the rate provided for herein for overdue installments of principal.

    (h)   Location of Offices.  Give the Bank 30 days' prior written notice of
          -------------------
any proposed change in the location of any Borrower's or any Subsidiary's chief executive office, principal place of business, or the office at which such Borrower or such Subsidiary keeps its records concerning its accounts receivable from that specified in Schedule 5.1(p), and prior to implementing any such proposed change furnish to the Bank all UCC financing statements and other documents and instruments specified by the Bank as necessary to continue the Lien of the Bank on the Collateral as a first and perfected senior Lien. Such Borrower shall in any event not implement such proposed change if it would cause the Bank's Lien on any Collateral to cease being a first and perfected senior Lien.

    (i)   Location of Inventory.  Keep all inventory of each Borrower and each
          ---------------------
Subsidiary of each Borrower (other than any such inventory in transit) at the locations specified in Schedule 5.1(p); provided that such Borrower and such Subsidiaries may keep inventory at other locations in the United States if (i) such Borrower gives the Bank 30 days', prior written notice of its intention to keep inventory at any such other location and (ii) prior to implementing such proposal such Borrower furnishes to the Bank all UCC financing statements and other documents specified by the Bank as reasonably necessary to continue the Lien of the Bank on the inventory as a first and perfected senior Lien. Such Borrower and such Subsidiaries shall not in any event keep inventory (other than any such inventory in transit) at any location other than the locations specified in Schedule 5.1(p) if to do so would cause the Bank's Lien on such inventory to cease being a first and perfected senior Lien.

    (j)   Change of Name; Trade Names.  Give the Bank ten days' prior written
          ---------------------------
notice of any change in such Borrower's name and of trade name under which such Borrower is doing or proposes to do business.

    (k)   Compliance with Laws; ERISA.  Observe and comply, and cause each of
          ---------------------------
its Subsidiaries to observe and comply, in all material respects, with all statutes, rules, regulations, guidelines or other requirements having the force of law which now or at any time hereafter may be applicable to such Borrower or its Subsidiaries or any Employee Benefit Plan.

    (l)   [Intentionally omitted].
          -----------------------

    (m)   Sale of Stock; Shareholder List.  Promptly notify, or cause THT to
          -------------------------------
notify, the Bank of the commencement of an offering by THT of its stock to its existing shareholders or to the public.

    (n)   Environmental Matters.  (1) Use, store, discharge, release or dispose
          ---------------------
of any Hazardous Materials at any Owned Premises or Leased Premises, or permit any other Person to do so, only in compliance in all respects with all Environmental Laws and all permits, licenses and orders issued pursuant to any Environmental Law; and obtain and maintain all permits, certificates, licenses and other consents and approvals required by applicable Environmental Law with respect to such Borrower or any Subsidiary thereof.

          (2) Deliver to the Bank, upon its reasonable request, such reports, certificates, engineering studies or other written material or data as the Bank shall reasonably specify to demonstrate that such Borrower and each of its Subsidiaries is in compliance with all applicable Environmental Laws.

          (3) If any discharge or release of Hazardous Materials occurs on any Owned Premises or Leased Premises, promptly clean up and remove the same in accordance with the provisions of applicable Environmental Law; and within twenty (20) days of the date any Lien is imposed against any Owned Premises or Leased Premises under any Environmental Law, cause such Lien to be discharged or bonded or otherwise secured to the Bank's satisfaction.

          (4) Promptly provide the Bank with a copy of any notice received by such Borrower or any Subsidiary thereof from any governmental agency that any Owned Premises or Leased Premises, or any real property adjacent to any Owned Premises or Leased Premises, has or may become contaminated or subject to a cleanup order or decree or is otherwise in violation of any applicable Environmental Law.

          (5) Promptly upon notice to or discovery by such Borrower of any fact or circumstance which might render inaccurate any representation or warranty contained in Section 5.3, notify the Bank in writing of such fact or circumstance.

    (o)   Further Assurances.  At its own cost and expense, execute and deliver
          ------------------
to the Bank, and cause each of its Subsidiaries to execute and deliver to the Bank, all such further documents and instruments, and do, and cause its Subsidiaries to do, all such other acts and things as may be reasonably required to enable the Bank to exercise and enforce its rights hereunder and under the other Loan Documents.

    Section 7.2.  Negative Covenants.  Each Borrower covenants and agrees that
                  ------------------
so long as any of the Borrowers may borrow hereunder and until the payment in full of the Obligations of each Borrower hereunder, under the Notes and under the Security Documents, such Borrower shall not (unless the Bank shall otherwise consent in writing):

    (a)   Debts.  Create, incur, assume or suffer to exist any Debt, or permit
          -----
any Subsidiary so to do, except (i) Debt owing to the Bank, (ii) Debt set forth in Schedule 7.2(a)(ii), (iii) Debt secured by Liens permitted by 7.2(b), (iv) Debt permitted by Section 7.2(e)(i), and (v) from and after the Revolving Credit Expiration Date, Debt not exceeding $1,000,000 in principal amount at any one time outstanding.

    (b)   Liens.  Create, incur, assume or suffer to exist any Lien with respect
          -----
to any of its assets or properties, or permit any Subsidiary so to do, except:

          (i) Liens securing indebtedness and obligations owing to the Bank, including Liens created pursuant to the Security Documents to secure the Obligations;

          (ii) Liens for taxes, assessments or other governmental charges or levies which are not delinquent or which are being contested in good faith and by appropriate proceedings;

          (iii) deposits or pledges to secure obligations under workmen's compensation, social security or similar laws, or under unemployment insurance;

          (iv) deposits or pledges to secure bids, tenders, contracts (other than contracts for borrowed money), leases, statutory obligations, surety and appeal bonds and other obligations of like nature arising in the ordinary course of business;

          (v) mechanics', workmen's, carriers', warehousemen's, materialmen's or other like liens arising in the ordinary course of business with respect to obligations which are not due, which are bonded or discharged within 60 days of the date of filing or which are being contested in good faith;

          (vi) reservations, exceptions, encroachments, easements, rights of way, covenants, conditions, restrictions and other similar title exceptions or encumbrances affecting real property which do not materially detract from the value of the property affected or materially interfere with the ordinary conduct of the business of such Borrower or any Subsidiary thereof;

          (vii) attachments, judgments and other similar Liens arising in connection with court proceedings, provided that the execution or other enforcement thereof is effectively stayed (including stays resulting for the filing of an appeal) within 30 days and that the claims secured thereby are being contested in good faith by appropriate proceedings;

          (viii) any Lien upon any property hereafter acquired by such Borrower or any Subsidiary thereof created contemporaneously with such acquisition to secure or provide for the payment or financing of any part of the purchase price thereof, or the assumption by such Borrower or any Subsidiary of any Lien upon any such property hereafter acquired existing at the time of such acquisition, or the acquisition by such Borrower or any Subsidiary of any such property subject to any Lien without the assumption thereof, provided that the
                                                    --------
indebtedness secured by any such Lien so created, assumed or existing shall not exceed 90% of the purchase price of the property covered thereby paid by such Borrower or any Subsidiary or of the fair value thereof (as determined in good faith by the Board of Directors of such Borrower at the time of such acquisition), whichever is less, and provided further that every such Lien shall
                                     ----------------
attach only to the property so acquired and fixed improvements thereto or the proceeds therefrom and that the aggregate outstanding principal amount of indebtedness incurred in any one fiscal year of such Borrower and secured by any Liens permitted by this clause (viii) shall not exceed $200,000 in the aggregate for the Borrowers and their Subsidiaries;

          (ix) any Lien securing the renewal, extension or refunding of any indebtedness secured by any Lien permitted by clause (viii) above, provided that
                                                                   --------
the principal amount secured is not increased and that the Lien is not extended to any property or assets of such Borrower or any Subsidiary other than property formerly securing the indebtedness so renewed, extended or refunded;

          (x)     Liens set forth in Schedule 7.2(b);

          (xi)    [intentionally omitted]; and

          (xii) Liens on the inventory and accounts receivable of such Borrower and its Subsidiaries securing Debts permitted by clause (iv) of Section 7.2(a).

    (c)   Guarantees and Other Contingent Liabilities.  Assume, guaranty,
          -------------------------------------------
endorse, contingently agree to purchase or otherwise become liable upon the obligation of any Person, or permit any Subsidiary so to do, except (i) guaranties constituting Debt permitted by Section 7.2(a) and (ii) endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business. For purposes of this Section 7.2(c) the term "guaranty" shall include:

          (1) any contract providing for the making of loans, advances, or capital contributions to any Person or for the purchase of any property from any Person, in each case in order to enable such Person to maintain working capital, net worth or any other balance sheet condition or to pay debts, dividends, or expenses; and

          (2) any contract for the purchase of materials, supplies, or other property or services if such contract (or any related document) requires that payment for such materials, supplies or other property or services shall be made regardless of whether or not delivery of such materials, supplies, or other property or services is ever made or tendered; and

          (3) any contract to rent or lease (as lessee) any real or personal property if such contract (or any related document) provides that the obligation to make payments thereunder is absolute and unconditional under conditions not customarily found in commercial leases then in general use; and

          (4) any other contract which, in economic effect, is substantially equivalent to a guarantee.

    (d)   Mergers, Acquisitions or Sales of Assets.  Enter into any merger or
          ----------------------------------------
consolidation or acquire all or substantially all of the assets of any Person (or of any division, department or other operating unit of any Person) or sell, lease, transfer or otherwise dispose of any of its assets, or permit any Subsidiary so to do, except (i) mergers between wholly-owned Subsidiaries of such Borrower and mergers between such Borrower and any of its wholly-owned Subsidiaries (provided that such Borrower is the surviving corporation), (ii) the sale of inventory in the ordinary course of business, and (iii) so long as no Event of Default or Default has occurred and is continuing, (w) transfers among the Borrowers, (x) sales or other dispositions in the ordinary course of business of equipment that has become worn out or obsolete, (y) sales or other dispositions of other equipment that is replaced by equipment of substantially equal or greater value and utility, and (z) sales or dispositions by the Borrowers and their Subsidiaries during any fiscal year of assets having an aggregate book value of not more than $250,000, provided in each case such
                                                --------
consolidated operations of the Borrowers and their Subsidiaries are not materially adversely affected thereby.

    (e)   Loans.  Make loans or advances to any Person, or permit any Subsidiary
          -----
so to do, except (i) loans and advances by and between such Borrower and its Subsidiaries, provided, that loans or advances to all Subsidiaries which are not
              --------
a Borrowers shall not exceed an aggregate principal amount of $100,000 at any time outstanding, (ii) trade and customer accounts receivable for goods sold or services rendered in the ordinary course of business and payable in accordance with customary trade terms and other investments in accounts, contract rights and chattel paper arising or acquired in the ordinary course of business, (iii) loans and advances to employees and officers for business expenses (provided that the aggregate outstanding principal amount of all advances described in this clause (iii) made to any one employee or officer of such Borrower or any Subsidiary shall not exceed $10,000 and the aggregate outstanding principal amount of such advances made to all officers and employees by the Borrowers and their Subsidiaries shall not exceed $20,000), (iv) loans and advances constituting investments permitted by Section 7.2(f), and (v) loans outstanding on the date hereof and disclosed in Schedule 7.2 (e).

    (f)   Investments.  Purchase or acquire the obligations or stock of, or any
          -----------
other interest in, any Person, or permit any Subsidiary so to do, except (i) direct obligations of the United States of America, (ii) certificates of deposit issued by, and deposits in, a bank or a commercial bank having a combined capital and surplus of at least $50,000,000 and chartered under the laws of the United States or one of the States thereof or a branch or agency in the United States at a non-U.S. commercial bank, (iii) short-term commercial paper which has been given the highest rating by a national rating agency, (iv) investments in Subsidiaries (to the extent permitted by Section 7.2(p)) or investments by any Subsidiary in such Borrower or any other Subsidiary, (v) loans and advances permitted by Section 7.2(e) and (vi) capital expenditures (to the extent permitted by Section 7.3(d)). Any instruments and securities referred to in clauses (i) through (iii) above shall mature within 90 days after the acquisition thereof by such Borrower or a Subsidiary.

    (g)   Restricted Payments.  Make any Restricted Payment, or permit any
          -------------------
Subsidiary so to do, or set apart any sum for the purpose of making any Restricted Payment, other than (i) the Stock Repurchase, (ii) Restricted Payments made by a Subsidiary of such Borrower to such Borrower, (iii) Restricted Payments made to THT, (iv) as long as there exists no Event of Default hereunder, dividends made by THT on its outstanding shares of stock in an amount not exceeding, in the aggregate, $250,000 in any one fiscal year, and
(v) Restricted Payments permitted by Section 7.2(h) below.

    (h)   Tax Sharing Agreements and Payments.  Terminate the Tax Sharing
          -----------------------------------
Agreement or amend the Tax Sharing Agreement in any manner materially adverse to any Borrower or make any payments to THT or any other Person under the Tax Sharing Agreement or any other tax sharing agreement or permit any Subsidiary of any Borrower so to do; provided, that such Borrower may, if there exists no
                       --------
Event of Default hereunder, make payments to THT under the Tax Sharing Agreement in an amount not exceeding the lesser of (i) the income or franchise taxes which would have been payable by such Borrower in the tax year in respect of which such payment is made if it were not included in a consolidated tax return filed by THT for itself and its Subsidiaries but instead filed separate consolidated tax returns for such Borrower and its subsidiaries and (ii) such Borrower's and its Subsidiaries' proportional shares of the consolidated taxable income of THT and its Subsidiaries (calculated on the basis of their respective taxable income). In no event shall any payment under the Tax Sharing Agreement or any other tax sharing agreement be made by such Borrower or its Subsidiaries in respect of any tax year during which such Borrower and its Subsidiaries are not included in consolidated tax returns filed by THT.

    (i)   [intentionally omitted].
          -----------------------

    (j)   [intentionally omitted].
          -----------------------

    (k)   Issuance of Stock by Subsidiaries.  Permit any Subsidiary to issue any
          ---------------------------------
additional shares of any class of its capital stock, whether now or hereafter authorized, or reissue any treasury stock unless such Borrower shall have given notice to the Bank.

    (l)   Sale and Leaseback.  Directly or indirectly enter into any
          ------------------
arrangements, or permit any Subsidiary so to do, whereby any Borrower or any Subsidiary of any Borrower shall sell or transfer any part of its assets then owned by such Borrower or such Subsidiary and shall thereupon or within one year thereafter rent or lease the assets so sold or transferred.

    (m)   New Subsidiaries.  Acquire or establish any Subsidiary, or permit any
          ----------------
corporation to become a Subsidiary of such Borrower, unless concurrently therewith the conditions set forth in Section 4.4 are satisfied with respect to such Subsidiary.

    (n)   Change in Nature of Business.  Change the general character of the
          ----------------------------
business of any Borrower or any Subsidiary of any Borrower as conducted or proposed to be conducted at the date hereof by such Borrower, or, in the case of Setterstix and Jackburn, respectively, engage or permit any of its Subsidiaries to engage in any type of business not reasonably related or incidental to the Setterstix Business or the Jackburn Business, as the case may be, as presently and normally conducted or as presently proposed to be conducted by it.

    (o)   Compliance with ERISA.  Permit with respect to any Employee Benefit
          ---------------------
Plan covered by Title IV of ERISA (i) any Prohibited Transaction resulting in liability of any Borrower and any Subsidiary of any Borrower exceeding in the aggregate $50,000, (ii) an accumulated funding deficiency which, if such deficiency continued for two plan years and was not corrected as provided in section 4971 of the IRC, could subject any Borrower or any Subsidiary of any Borrower to a tax imposed by Section 4971 of the IRC in an aggregate amount exceeding in the aggregate $50,000 or (iii) the occurrence of any Reportable Event or ERISA Termination Event if upon termination of the Employee Benefit Plan or Plans with respect to which one or more such Reportable Events or ERISA Termination Events shall have occurred there is or would be any liability of any Borrower or any Subsidiary of any Borrower to the PBGC or to any Employee Benefit Plans exceeding in the aggregate $50,000.

    Section 7.3.  Financial Covenants.  Each Borrower covenants and agrees that
                  -------------------
so long as any of the Borrowers may borrow hereunder and until the payment in full of the Obligations of each Borrower hereunder, under the Notes and under the other Loan Documents, such Borrower shall not (unless the Bank shall otherwise consent in writing):

    (a) EBITDA. Permit EBITDA for and during each fiscal quarter, as determined at the end of such fiscal quarter, to be less than $2,000,000. "EBITDA" means, for any Determination Period, the consolidated net income of THT
 ------
and its Subsidiaries in such period plus (to the extent deducted in determining such consolidated net income) the sum of (i) the Interest Expense (excluding intercompany items) of THT and its Subsidiaries in such period, plus (ii) depreciation, amortization and other non-cash charges of THT and its Subsidiaries in such period, plus (iii) all income and franchise taxes of THT and its Subsidiaries paid or provided for in such period, all as determined on a consolidated basis in accordance with GAAP.

    (b)   Interest Coverage Ratio.  Permit the Interest Coverage Ratio for and
          -----------------------
during each fiscal quarter, as determined as of the end of each fiscal quarter, to be less than 2.00 to 1.00. "Interest Coverage Ratio" means, for any fiscal
                               -----------------------
quarter of THT and its Subsidiaries on a consolidated basis, the ratio of (i) EBITDA in the Determination Period for such quarter to (ii) the Interest Expense (excluding intercompany items) in such Determination Period.

    (c)   Leverage Ratio.  Permit the Leverage Ratio for and during each fiscal
          --------------
quarter, as determined at the end of each fiscal quarter, to exceed 2.25 to
1.00.  "Leverage Ratio" means for any fiscal quarter of THT and its Subsidiaries
        --------------
on a consolidated basis, the ratio of (i) Total Funded Debt of THT and its Subsidiaries at the end of the Determination Period to (ii) EBITDA in such Determination Period. "Total Funded Debt" means for any Determination Period,
                        -----------------
all Debt of THT and its Subsidiaries (excluding intercompany items) determined on a consolidated basis as of the end of such period).

    (d)   Maximum Annual Capital Expenditures.  Permit Capital Expenditures in
          -----------------------------------
the aggregate for THT and its Subsidiaries to exceed $400,000 in any fiscal year, provided, that the Borrowers may make additional Capital Expenditures
      --------
until the first anniversary of the date of this Agreement in an aggregate amount not to exceed $750,000 which relates to the expansion by Setterstix of its plant located at 261 South Main Street, Cattaraugus, New York 14719. "Capital
                                                                -------
Expenditures" means, for any period, any expenditures (whether paid in cash or
------------
accrued as liabilities and including in all events all amounts expended or capitalized under Capital Leases) by any Person during that period that, in conformity with GAAP, are or are required to be included in the property, plant or equipment reflected in the balance sheet of such Person, provided that the
                                                            --------
term Capital Expenditures in any event shall include (i) all cash expenditures in connection with the acquisition of all or any portion of the business of another Person or the acquisition of the capital stock of another Person (and not just the portion allocated or allocable to property, plant or equipment), but shall exclude the portion reasonably allocable to the purchase of inventory and receivables and (ii) the principal amount of all Indebtedness issued in connection with any such acquisition.

    Section 7.4.  Change of Fiscal Year.  On the date hereof the fiscal year of
                  ---------------------
each Borrower ends on September 30. To enable the ready determination of compliance by each of the Borrowers with the covenant set forth in Section 7.3(c), each Borrower agrees that so long as it may borrow hereunder and until the repayment in full of the Loans and all other Obligations of any of the Borrowers hereunder, the fiscal year of such Borrower shall end on September 30 unless the Bank shall otherwise consent (such consent not to be unreasonably withheld) or unless such Borrower is required to do so by the Internal Revenue Service, provided that in the case of any such change the Borrower shall consent to appropriate adjustments in the financial covenant set forth in Section 7.3(c) to reflect such change in such Borrower's fiscal year.

                                  ARTICLE VII
                               EVENTS OF DEFAULT

    Section 8.1.  Events of Default.  If one or more of the following events
                  -----------------
shall occur (for any reason whatsoever and whether such occurrences shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order made or regulation of any administrative or governmental body):

    (a) default shall be made in the punctual payment in full when due (whether at stated maturity, required prepayment or otherwise) of any amount of principal of the Loans; or

    (b) default shall be made in the punctual payment in full when due of any amount of interest, Commitment Fees, Facility Fees or other amount payable by any Borrower hereunder (including without limitation under Section 9.2); or

    (c) any Borrower shall default in the due observance or performance of any term, covenant or agreement contained in Sections 7.2 or 7.3; or

    (d) any Borrower shall default in the due observance or performance of any term, covenant or agreement contained in Section 7.1(c) on its part to be observed or performed and such default shall continue unremedied for a period of thirty (30) days after written notice thereof, specifying such default and requiring it to be remedied, shall have been given to any Borrower by the Bank; or

    (e) any Obligor shall default in the due observance or performance of any other term, covenant or agreement contained in this Agreement or in any other Loan Document on its part to be observed or performed and such default shall continue unremedied for a period of thirty (30) days after written notice thereof, specifying such default and requiring it to be remedied, shall have been given to such Obligor by the Bank; or

    (f) any representation or warranty made by any Obligor herein or in any other Loan Document, or any statement or representation made in any certificate, report or opinion delivered by any Obligor or any officer of an Obligor pursuant hereto or thereto shall prove to have been incorrect in any material respect when made; or

    (g) any Borrower or any of Subsidiary of any Borrower shall fail to make a payment or payments exceeding in the aggregate (for all Borrowers and Subsidiaries collectively) $100,000 due on any Debt owing by any one or more of them or any such Debt of any Borrower or any Subsidiary of any Borrower exceeding $100,000 in the aggregate shall be accelerated or shall be required to be paid prior to the stated maturity thereof or prior to any regularly scheduled dates of payment, or any Borrower or any Subsidiary of any Borrower shall default in the performance of any tern contained in, or any event or condition shall exist under, any agreement(s) or instrument(s) evidencing, or pursuant to which there is outstanding, Debt of any Borrower or any Subsidiary of any Borrower exceeding $100,000 in the aggregate if the effect of such default, event or condition is to cause, or permit a holder of such Debt (or a trustee or agent on behalf of such holder) to cause, such Debt to become due and payable prior to its stated maturity or regularly scheduled dates of payment; or

    (h) an involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Borrower or any Subsidiary or its debts, or of a substantial part of its assets, under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Subsidiary or for a substantial part of its assets, and, in any such case, such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;

    (i) any Borrower or any Subsidiary shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of this Section, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for any Borrower or any Subsidiary or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;

    (j) any Borrower or any Subsidiary shall become unable, admit in writing or fail generally to pay its debts as they become due;

    (k) one or more judgment or judgments for the payment of money exceeding in the aggregate $100,000 shall be rendered against any Borrower and/or any Subsidiary of any Borrower and the same shall not be paid, stayed, released, discharged or fully bonded within 30 days after the issuance thereof; or

    (l) there shall occur a ERISA Termination Event with respect to which any Borrower or any Subsidiary of any Borrower may incur liability of $50,000 or more in the aggregate or there shall occur a Reportable Event if upon termination of the Employee Benefit Plan or Plans with respect to which such Reportable Event occurred there is or would be liability of any Borrower or any Subsidiary to the PBGC exceeding $50,000 in the aggregate;

THEN, upon the happening of any of the foregoing events and at any time thereafter so long as any such event shall be continuing, the Bank may, by a declaration to that effect delivered to any Borrower, take one or more of the following actions: (A) terminate the Commitments and the obligation of the Bank to make the Loans to any or all of the Borrowers or (B) demand the immediate payment of the Notes, the Loans, all interest thereon and all fees and other amounts payable by any or all of the Borrowers hereunder, whereupon the same shall become and be immediately due and payable, provided that upon the happening of any event specified in clause (h) or (i) above the Commitments and the obligation of the Bank to make the Loans shall immediately terminate and the Notes, the Loans, all accrued interest thereon and all fees payable by any or all of the Borrowers hereunder shall become immediately due and payable without declaration or other notice to any Borrower. Each Borrower hereby waives to the fullest extent permitted by law (1) all presentments, demands for performance, notices of nonperformance, protests, notices of protest, notices of intent to accelerate and notice of dishonor in connection with any of the Notes or the Loans, (2) any requirement of diligence or promptness on the part of the Bank in the enforcement of its rights under the provisions of this Agreement or the Notes or any other Loan Document and (3) any and all notices of every kind and description that may be required to be given by any statute or rule of law.

    Section 8.2.  Review of Borrowers' Operations.If an Event of Default occurs
                  -------------------------------
and continues unremedied for a period of forty-five (45) days, the Bank may, without in any way modifying or affecting any other rights of the Bank hereunder, hire a consultant who shall have full access to, and the right to audit, check, inspect and examine, the books, records, audits, correspondence and all other papers and computer tapes and programs any and all Borrowers and any and all Subsidiaries of any Borrower relating to the operations insofar of any such Borrower or Borrowers or any such Subsidiary or Subsidiaries as they relate to or are affected by such Event of Default. All reasonable expenses incurred by the Bank by reason of the employment of any such person shall be payable by each Borrower.

                                  ARTICLE IX
                                 MISCELLANEOUS

    Section 9.1.  Notices.  (a) Any notice, demand or communication hereunder
                  -------
shall be given in writing (including facsimile transmission or telex) and mailed or delivered to each party at its address set forth below its signature hereto, or, as to each party, at such other address as shall be designated by such party by a prior notice to the other parties in accordance with the terms of this Section.

    (b) All notices hereunder shall be effective (i) five (5) Business Days after such notice is mailed, by registered or certified mail, postage prepaid (return receipt requested), (ii) upon delivery by hand and (iii) in the case of any notice or communication by telex, facsimile transmission or cable, on the date when sent (answerback or confirmation, as the case may be, received).

    Section 9.2.  Expenses; Indemnification.(a) Each Borrower hereby agrees to
                  -------------------------
pay on demand, whether or not the transaction contemplated hereby shall be consummated (i) all reasonable out-of-pocket costs and expenses incurred by the Bank (including the reasonable fees and disbursements of Richards & O'Neil, LLP, counsel for the Bank) in connection with the preparation of this Agreement and the other Loan Documents and the transactions contemplated hereby and thereby,
(ii) all recording fees and taxes and transfer and documentary, stamp, excise and similar taxes at any time payable in respect of this Agreement, any other Loan Document, the Collateral, the Notes, the incurrence of the Obligations or the grant of Liens to the Bank pursuant to the Security Documents and (iii) all reasonable out-of-pocket expenses incurred by the Bank in connection with the enforcement of any rights hereunder or under any other Loan Document or the realization of any item of Collateral, including without limitation, costs of collection and reasonable attorneys' fees and out-of-pocket expenses.

    (b) Each Borrower shall indemnify the Bank and its directors, officers, employees and agents (each herein called an "Indemnitee") from, and hold each
                                             ----------
Indemnitee harmless against, any and all losses, liabilities, claims, damages or expenses incurred by such Indemnitee arising out of or by reason of any investigation or litigation or other proceedings (or any threatened investigation, litigation or proceeding) relating to the Stock Repurchase, the negotiation, execution, delivery or performance of this Agreement or any other Loan Document, or the making of any Loan, including, without limitation, the reasonable fees and disbursements of counsel incurred in connection with any such investigation, litigation or proceedings (but excluding in the case of any Indemnitee any such losses, liabilities, claims, damages or expenses incurred by reason of the gross negligence or willful misconduct of such Indemnitee), and, if and to the extent that the obligations of any Borrower under this sentence may be unenforceable for any reason, such Borrower shall make the maximum contribution to the payment and satisfaction of each of the losses, liabilities, claims, damages and expenses referred to above as may be permitted by applicable law.

    (c) Without limiting the generality of the foregoing, each Borrower agrees to indemnify and hold the Bank harmless from all losses, costs (including reasonable attorneys' fees and disbursements), liabilities and damages whatsoever incurred by the Bank by reason of any liability or alleged liability arising from any violation of any Environmental Laws, or the existence of Hazardous Materials, at any Owned Premises or Leased Premises or by reason of any governmental lien for the recovery of environmental clean up costs relating to any Owned Premises or Leased Premises. For purposes of this Section 9.2(c), the terms "Owned Premises" and "Leased Premises" shall include any premises which at any time after the date hereof constituted Owned Premises or Leased Premises whether or not title to or a leasehold interest in such premises is held by any Borrower or any Subsidiary of any Borrower at the time any such losses, costs, liabilities or damages are incurred by the Bank.

    (d) The obligations of each Borrower under this Section 9.2 shall survive the termination of this Agreement and the payment in full of the Loans.

    Section 9.3.  Amendments and Modifications.  This Agreement may not be
                  ----------------------------
amended or modified except by an instrument in writing signed by the Borrowers and the Bank.

    Section 9.4.  Waivers.  No failure on the part of the Bank to exercise, and
                  -------
no delay in exercising, any right, power or remedy hereunder or under any other Loan Document shall operate as a waiver thereof or of any Default, nor shall any single or partial exercise by the Bank of any rights, power or remedy hereunder preclude any other or further exercise thereof or the exercise of any right, power or remedy. No waiver of any provision of this Agreement or any other Loan Document nor consent to any departure herefrom shall in any event be effective unless the same shall be in writing and signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on any Borrower in any case shall, of itself, entitle such Borrower or any other Borrower to any other or further notice or demand in similar or other circumstances. No course of dealing between any Borrower and the Bank shall operate as a waiver of the Bank's rights under this Agreement or any Note or with respect to any of the obligations of any Borrower hereunder or thereunder. If notice, whether before or after an Event of Default has occurred, is required by law to be given by the Bank to any Borrower, the parties hereto agree that five (5) days' notice given in the manner provided in Section 9.1 shall be reasonable notice.

    Section 9.5.  Cumulative Remedies.  This Agreement and the obligations of
                  -------------------
each Borrower hereunder are in addition to and not in substitution for any other obligations now or hereafter held by the Bank and shall not affect the rights, remedies or powers of the Bank in respect of any obligation held by the Bank. The remedies herein provided are cumulative and are not exclusive of any remedy provided by law.

    Section 9.6.  Successors and Assigns.  This Agreement shall inure to the
                  ----------------------
benefit of and shall be binding upon the respective successors and assigns of the parties hereto, except that no Borrower may assign its rights and obligations hereunder without the prior written consent of the Bank. The Bank may at any time sell to one or more Persons participating interests in all or any part of the Loans, the Notes, the Commitments or any other interest or obligation of the Bank hereunder. The Bank may at any time assign to any Person all or any part of the Loans, the Notes, the Commitments or any other interest or obligation of the Bank hereunder. The Bank shall promptly notify the Borrowers upon any assignment as to the identity of the assignee. The Borrowers agree that to the extent of any assignment the assignee shall have the same rights and benefits under the Loan Documents as it would have had if it were a party hereunder.

    Section 9.7.  Survival.  All covenants, agreements, representations and
                  --------
warranties made herein shall survive the execution and delivery of this Agreement and the making of the Loans and shall continue in full force and effect until all of the Loans and all other obligations of each Borrower under this Agreement and the Notes have been paid in full and the Commitments of each Borrower have terminated.

    Section 9.8.  Usury.  Anything herein or in the Notes to the contrary
                  -----
notwithstanding, the obligation of any Borrower to pay to the Bank interest on the Notes or the Loans and to pay the fees payable hereunder shall be subject to the limitation that such payment shall not be required to the extent that receipt of such payment by the Bank would be contrary to the provisions of any applicable law limiting the maximum rate of interest that may be charged or collected by the Bank.

    Section 9.9.  Governing Law.  This Agreement and the Notes shall be governed
                  -------------
by, and construed in accordance with, the laws of the State of New York.

    Section 9.10.  Submission to Jurisdiction.  (a) Each Borrower hereby
                   --------------------------
irrevocably and expressly submits to the jurisdiction of any New York State or Federal court sitting in New York, New York, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each Borrower agrees that any process or notice of motion or other application to any such court or a judge thereof may be served on such Borrower within or outside such court's territorial jurisdiction by registered or certified mail or by personal service at such Borrower's address set forth beneath its signature hereto (or at such other address as shall be designated by such Borrower by a prior notice in writing to the Bank in accordance with Section 9.1), provided that a reasonable time for appearance is allowed.

    (b) Each Borrower irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document, in any New York State or Federal court sitting in New York, New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

    (c) Notwithstanding the foregoing provisions of this Section, the Bank may serve legal process in any other manner permitted by law and may bring any action or proceeding against any Borrower in the courts of any jurisdiction where any Borrower or any assets of any Borrower are located.

    Section 9.11.  WAIVER OF JURY TRIAL.  EACH BORROWER HEREBY WAIVES ANY RIGHT
                   --------------------
IT MAY HAVE TO A TRIAL BY JURY OF ANY DISPUTE ARISING UNDER OR RELATING TO THIS AGREEMENT, THE NOTES OR ANY OTHER LOAN DOCUMENT, AND AGREES THAT ANY SUCH DISPUTE SHALL BE TRIED BEFORE A JUDGE SITTING WITHOUT A JURY.

    Section 9.12.  Set-Off, Etc.  Each Borrower hereby authorizes the Bank, upon
                   ------------
the failure by any of the Borrowers to pay any amount hereunder or under any other Loan Document when due, to proceed directly and without prior notice, to the full extent of such overdue amount owing by any of such Borrowers to such Bank hereunder, under the Notes, by right of set-off, banker's lien or otherwise, against all deposit accounts of such Borrower with the Bank and against any assets of such Borrower which may be in the Bank's possession at such time of such Default or at any time thereafter. Each Borrower hereby authorizes the Bank to do all such acts and to execute all such documents in the name of such Borrower or in the name of the Bank as may be necessary or in any manner helpful to the Bank in exercising or enforcing its rights and powers under this Section 9.12. The Bank shall not be required to exercise any power or authority vested in it under this Section 9.12. The Bank agrees promptly to notify such Borrower after any such action and application made by the Bank, but the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Bank under this Section 9.12 are in addition to any other rights and remedies (including, without limitation, other rights of set-off) which the Bank may have.

    Section 9.13.  Severability.  If any part of this Agreement is contrary to,
                   ------------
prohibited by or deemed invalid under any applicable law of any jurisdiction, such provision shall, as to such jurisdiction, be inapplicable and deemed omitted to the extent so contrary, prohibited or invalid, without invalidating the remainder hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

    Section 9.14.  Termination.  This Agreement shall remain in full force and
                   -----------
effect until the latest to occur of: (i) the payment of all Loans, interest, fees and all other amounts payable hereunder and (ii) the termination of the Commitments; provided, however, that the obligations of any Borrower under Sections 3.3 and 9.2 shall survive the termination of this Agreement.

    Section 9.15.  Counterparts.  This Agreement may be executed in several
                   ------------
counterparts, each of which shall be an original and all of which shall constitute but one and the same instrument.

    Section 9.16.  Limitation.  The joint and several liability of each of
                   ----------
Setterstix and Jackburn with respect to the principal of and interest on Loans not borrowed by it or the proceeds of which were not loaned by any other Borrower to it, shall not exceed at any time the greater of (i) 95% of the Adjusted Net Assets (as hereinafter defined) of such Borrower at the time of delivery hereof and (ii) 95% of the Adjusted Net Assets of such Borrower at the time of any payment hereunder. As used herein, the term "Adjusted Net Assets" means, for each of Setterstix or Jackburn, at any time, the lesser of (x) the amount by which the fair value of the property of such Borrower exceeds the total amount of liabilities (including, without limitation, contingent liabilities, but excluding liabilities under the Loan Documents) and (y) the amount by which the present fair salable value of the assets of such Borrower at such time exceeds the amount that will be required to pay the probable liability of such Borrower on its debts (excluding debt in respect of the Loan Documents), as they become absolute and matured. With respect to contingent liabilities (such as litigation, guarantees and pension plan liabilities), such liabilities shall be valued at the amount which, in light of all the facts and circumstances existing at the time, represent the amount which can reasonably be expected to become an actual or matured liability.

    IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized officers as of the day and year first above written.

Address:
-------

33 Riverside Avenue, 5th Floor          THT INC.
Westport, Connecticut  06880
Fax No.:  (203) 226-8022
Attn:  Frederick A. Rossetti            By:   /s/ Frederick A. Rossetti
                                           -------------------------------------
                                        Name:   Frederick A. Rossetti
                                        Title:  President
c/o THT Inc.                            SETTERSTIX CORPORATION
33 Riverside Avenue, 5th Floor
Westport, Connecticut  06880
Fax No.:  (203) 226-8022                By:   /s/ Frederick A. Rossetti
                                           -------------------------------------
Attn:  Frederick A. Rossetti            Name:   Frederick A. Rossetti
                                        Title:  Chief Executive Officer

c/o THT Inc.                            JACKBURN MFG., INC.
33 Riverside Avenue, 5th Floor
Westport, Connecticut  06880
Fax No.:  (203) 226-8022                By:   /s/ Frederick A. Rossetti
                                           -------------------------------------
Attn:  Frederick A. Rossetti            Name:   Frederick A. Rossetti
                                        Title:  President

1133 Avenue of the Americas             FLEET BANK N.A.
New York, New York 10036
Fax No.:  (212) 907-5162
Attn.:  John M. Tuohy                   By:   /s/ John M. Tuohy
                                           -------------------------------------
                                        Name:   John M. Tuohy
                                        Title:  Vice President